PROSPECTUS

THE WORLD FUNDS, INC.

Sand Hill Portfolio Manager Fund


Prospectus dated December 29, 1999










This Prospectus describes the Sand Hill Portfolio Manager Fund (the "Fund"), a series of The World Funds, Inc. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks to maximize total return by investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries).




As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:Maximize total return

Principal Investment
Strategies:          The Fund seeks to achieve its objective by investing in
                     equity securities, debt securities and short term investments on a global basis (within the U.S. and in other countries). Equity securities consist of common stocks and securities convertible into common stocks.
                     Debt securities include obligations of governments, instrumentalities and corporations. Short-term instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity. The Fund may invest in each of these three asset classes without limit.

Principal Risks:     The principal risk of investing in the Fund is that
                     the values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time.
                     Therefore, the value of your investment in the Fund could decline. There is no assurance that the investment adviser will achieve the Fund's objective.

                     The Fund invests a varying portion of its assets in foreign investments. These foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. With foreign investments, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:    You may  want to  invest  in the  Fund if you are
                     seeking to maximize total return and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                     The bar chart and table below provide an indication of the risks of investing in the Fund by showing past performances of the Fund. The bar chart shows how the Fund's performance has varied from one year to another. The table compares the performance of the Fund to the Lipper Global Flexible Portfolio Index. The Lipper Global Flexible Portfolio Index is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. Keep in mind that past performance may not indicate how well the Fund will perform in the future.
[graph goes here]

Sand Hill Portfolio Manager Fund Total Return *

1995        11.60%
1996        19.57%
1997        17.87%
1998        8.11%

Best Calendar Quarter:  Q2 '97 up 10.55%       Worst Calendar Quarter:  Q3 '98
down 7.24%

Sand Hill Portfolio Manager Fund Total Return for Calendar Years

[end graph]

* The year-to-date return for the period January 1, 1999 through September 30, 1999 is 4.66%.



  --------------------------------------------------------------------
   Average Annual Total   Past One     Past Three    Since Inception
        Returns(1)          Year         Years
                                                    (January 2,1995)
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  Sand Hill Portfolio       8.11%        15.04%          14.19%
  Manager Fund
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  Lipper Global             8.99%        11.88%           9.43%
  Flexible Portfolio(2)
  --------------------------------------------------------------------

(1) For the periods ended December 31, 1998.
(2) This index, described above, is an unmanaged index. Returns include reinvestment of all dividends and distributions.



FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases              None

Sales Charge (load) Imposed on Reinvested Dividends None
Redemption Fees(1)                                            None

Exchange Fees(2)                                              None

(1) A shareholder may be charged $10 for each redemption requested by telephone.

(2) A shareholder may be charged a $10 fee for each exchange requested by telephone.

Annual Operating Expenses (Expenses that are deducted from the Fund's assets)

Management Fee                                  1.00%
Distribution and Service (12b-1) Fees           None
Other Operating Expenses*                       1.05
Total Annual Fund Operating Expenses*           2.05%**

* The investment adviser (as defined below) has voluntarily agreed to waive its management fee or make payments to limit the Fund's expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.90% of average daily net assets through December 31, 2000 (see "Management Organization and Capital Structure" below).

** Expense credits reduced the Fund's total annual fund operating expenses to 1.90% during the fiscal year ended August 31, 1999.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent the Fund increases in size, its Other Operating Expenses will decline, reflecting economies of scale and its management fee rate is reduced in one step as certain asset levels are reached. See "Management Organization and Capital Structure".

EXAMPLE:

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

           1 Year       3 Years           5 Years         10 Years
           ------       -------           -------          -----

           $208           $643            $1,103           $2,379

* Should the adviser continue the voluntary operating expense limitation for the periods shown below, your costs would be:


           1 Year *       3 Years *       5 Years *      10 Years *
           --------       ---------       ---------      ----------

           $193           $597             $1,026         $2,222

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

The investment objective of the Fund is to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities, debt securities and short term investments. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, Sand Hill Advisors, Inc. (the "Investment Adviser") seeks to achieve over time a high total return, and a lower price volatility than might be inherent in a more limited asset mix. The portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short term investments according to the Investment Adviser's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the Investment Adviser intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Investment Adviser to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

Equity securities consist of common stocks as well as warrants, rights and securities which are convertible into common stocks, such as convertible bonds. The Investment Adviser screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the Investment Adviser determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The Investment Adviser also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Investment Adviser also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Debt Securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the Investment Adviser will select. Rather, the Investment Adviser will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Investment Adviser's fundamental outlook for currency and interest rate trends around the world.

The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) bear the rating Baa or higher by Moody's Investors Service, Inc.; or
(3) are unrated securities which the Investment Adviser deems to be of comparable quality. The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the Investment Adviser's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Many foreign securities have substantially less trading volume than securities traded on U.S. markets, and securities in some foreign issuers are less liquid and more volatile in price than securities of domestic issuers. It is more expensive to trade in foreign markets than in U.S. markets.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Investment Adviser in evaluating, selecting and monitoring the portfolio assets. If the Investment Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.


Like other mutual funds and financial or business organizations around the world, The World Funds, Inc. (the "Company") and the Fund could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If the Fund invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Fund.


MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Sand Hill Advisors, Inc. (the "Investment Adviser") located at 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, manages the assets of the Fund. The Investment Adviser has been in existence since 1982 and as of December 31, 1999 had approximately $500 million under management. Since the Fund's inception in January, 1995, Ms. Jane H. Williams, Executive Vice President of the Investment Adviser, has been primarily responsible for the day to day management of the Fund. Effective June 1, 1998, Gary K. Conway began co-managing the Fund with Ms. Williams. Mr. Conway is President and co-founder of the Investment Adviser. Prior to assuming the role of co-manager, Mr. Conway was an adviser to the Fund and was actively involved in management decisions and portfolio selection. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

Under its investment advisory agreement with the Fund, the Investment Adviser is entitled to receive a monthly investment advisory fee at an annual rate of 1% of the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets of the Fund over $100 million. The Investment Adviser has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fund in order to maintain the Fund's total operating expenses at an annual rate not to exceed 1.90% through December 31, 2000. For the period ended August 31, 1999, the Investment Adviser received $126,902 in advisory fees from the Fund.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form, before the Valuation Time, will be processed the same business day. Any request received in proper form, after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of the Fund from a securities broker dealer, the investor may be charged a transaction fee by that broker dealer. The minimum initial investment in the Fund is $25,000 and additional investments must be $50 or more. The Fund retains the right to refuse to accept an order.

Purchases by Mail - For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV per share next determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application form for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial account application form. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration of shares to another owner;  and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the Account Application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by the Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.


DISTRIBUTION ARRANGEMENTS
The Fund is offered directly through the Distributor and through third parties, such as financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, third parties who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Fund's financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Fund's Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD
-------------------------------------------------------------------

                                      Years
                                  ended Jan 2,
                                       Period       December  1995*
                          Year ended   ended        31,       to
                          August       August  1997    1996   Dec
                          31, 1999     31,                    31,
                                       1998***                1995
                          ----------   --------------------   -----
Per Share Operating
Performance
Net asset value,             $13.59    $14.57  $12.79  $11.11 $10.00
beginning of period
                           ----------   ----    -----   ----   -----
Income from investment
       operations-
   Net investment              0.02    0.06    0.09    0.14   0.06
       income
   Net realized and            3.04    (1.04)  2.20    2.02   1.10
       unrealized gain on
       investments
                           ----------   ----    -----   ----   -----
                           ----------   ----    -----   ----   -----
Total from investment          3.06    (0.98)   2.29    2.16   1.16
       operations
                            ----------   ----    -----   ----   -----
Less distributions-
   Distributions from         (0.07)     --     (0.08)  (0.15) (0.05)
       net investment income
   Distributions from         (0.85)     --     (0.43)  (0.33)  0.00
       realized gains on
       investments
                          ----------   ----    -----   ----     -----
                          ----------                   ----    -----
   Total distributions        (0.92)    0.00    (0.51)  (0.48) (0.05)

                          ----------   ----    -----   ----    -----
                          ==========   ====    =====   ====   =====
Net asset value,              $15.73   $13.59   $14.57 $12.79  $11.11
     end of period

                          ==========   ====    =====   ====   =====

Total Return                 23.22%    (6.73%)  17.87%  19.57% 11.60%
Ratios/Supplemental Date

   Net assets, end of       $14,190    $10,370 $10,566 $6,459 $4,025
       period (000's)
Ratio to average
     net assets - (A)
   Expenses (B)               2.05%    2.08**   2.08%   2.50%  3.03%
   Expense ratio - net (C)    1.90%    1.86**  1.90%   2.00%  1.90%
   Net investment incoem      0.19%    0.62**  0.71%   1.29%  0.52%
Portfolio turnover rate      39.17%    30.19%  16.48%  32.97% 40.96%


--------------

* Commencement of operations
** Annualized
*** The Fund has changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

See Notes to Financial Statements

For investors who want more information about the Fund, the following documents are available free upon request:

Annual & Semiannual Reports:
Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report to Shareholders, you will find performance information for the Fund.

Statement of Additional Information (SAI): The SAI provides additional detailed information about the Fund and is incorporated into this prospectus by reference.

You can receive free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223
                           RICHMOND, VIRGINIA 23229
                           TELEPHONE: 1-800-527-9525
                     E-MAIL: mail@shareholderservices.com

You can review the Fund's reports and SAI at the Public Reference Room of the SEC. You can receive text-only copies:
    For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330
    Free from the SEC's Internet Website at http://www.sec.gov.

(Investment Company Act file No. 811-8255)








PROSPECTUS




THE WORLD FUNDS, INC.


CSI Equity Fund
CSI Fixed Income Fund



 Prospectus dated January 1, 2000
























This Prospectus describes the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund") (collectively, the "Funds"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The CSI Equity Fund seeks growth of capital by investing in a diversified portfolio of equity securities. The CSI Fixed Income Fund seeks current income by investing in debt securities.













As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY


CSI EQUITY FUND (the "Equity Fund")


Investment Objective:Growth of Capital

Principal Investment
Strategies:          The Fund will seek to achieve its  investment  objective by investing in a portfolio consisting primarily of common stocks and securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risks:     The principal risk of investing in the Equity
                     Fund is that the value of its investments are subject to market, economic and business risk that may cause the Equity Fund's net asset value ("NAV") to fluctuate over time.
                     Therefore, the value of your investment in the Equity Fund could decline. There is no assurance that the investment adviser will achieve the Equity Fund's objective.

                     The Equity Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                     An investment in the Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:    You may want to invest in the Equity  Fund if you
                     are  seeking  long-term  capital  growth and are willing to
                     accept   share   prices  that  may   fluctuate,   sometimes
                     significantly, over the short-term. The Equity Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                     The bar chart and table below provide an indication of the risks of investing in the Equity Fund. The bar chart shows the performance for the initial calendar year. The table compares the performance of the Equity Fund and the Lipper Global Funds Index. The Lipper Global Funds Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio securities outside of the United States and may own U.S. securities as well. Keep in mind that past performance may not indicate how well the Equity Fund will perform in the future.


(Graph goes here)

CSI Equity Fund

From 12/31/1997 to December 31, 1999     27.74%
From 12/31/1998 to December 31, 1999     29.41%
From inception to December 31, 1999      24.81%

(End of Graph)




         -----------------------------------------------------------
           Average Annual     Past One        Since Inception
           Total Returns        Year
           (for the period                   (October 15, 1997)
           ending December
              31, 1998)
         -----------------------------------------------------------
         -----------------------------------------------------------
         CSI Equity Fund       26.10%              21.11%
         -----------------------------------------------------------
         -----------------------------------------------------------
         Lipper Global Fund    14.63%              7.88%
         Index **
         -----------------------------------------------------------

* During the period shown in the bar chart, the highest return for a calendar quarter was 12.30% (quarter ending 3/31/98) and the lowest return for a calendar quarter was (14.32% )(quarter ending 9/30/98). The year-to-date return for the period January 1, 1999 through September 30, 1999 is 4.92%.

** The Lipper Global Fund Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

CSI FIXED INCOME FUND (the "Fixed Income Fund")

Investment Objective:Current Income

Principal Investment
Strategies:          The Fixed Income Fund seeks to achieve its
                     objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government
                     Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Principal Risk:      The principal risk of investing in the Fixed
                     Income Fund is that the value of its
                     investments are subject to interest rate risk that may cause the NAV to fluctuate over time.
                     Therefore, the value of the Fund could decline as well as increase. There is no assurance that the investment adviser will achieve the Fund's objective.

                     An investment in the Fixed Income Fund is not a bank deposit and is not insured or guaranteed by the Federal
                     Deposit Insurance Corporation or any other government agency.

Investor Profile:    You may want to invest in the Fixed Income Fund if
                     you are seeking current income and are willing to accept share prices that may fluctuate over the short-term. The
                     Fixed Income Fund will not be appropriate if you are seeking growth of capital over the long-term.


(Graph goes here)

From 12/31/1998 to December 31, 1999    (3.74%)
From inception to December 31, 1999      1.78%

(End of Graph)

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders are indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Equity Fund or the Fixed Income Fund (collectively, the "Funds"). There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.






Shareholder Transaction Fees (fees paid directly from your investment)

                                    Equity Fund          Fixed
Income Fund

Maximum Sales Charge (load)
Imposed on Purchases                  None                None
Sales Charge (load) Imposed on
Reinvested Dividends                  None                None
Redemption Fees(1)                   1.0%(2)              None
Exchange Fees(3)                      None                None

(1) A shareholder electing to redeem shares via telephone request may be charged $10 for each such redemption request.

(2)   A 1% redemption fee is charged on shares held less than one year.

(3)   A shareholder may be charged a $10 fee for each telephone exchange.

Annual Operating Expenses (Expenses that are deducted from the Funds' assets)

                                     Equity Fund          Fixed Income Fund

Management Fee                           1.00%           1.00%*
Distribution and Service (12b-1) Fees     None           None
Other Operating Expenses                 0.50%           0.50%
Total Fund Operating Expenses            1.50%           1.50%*

* The management fee is 1%, however, the adviser has voluntarily agreed to hold the Total Fund Operating Expenses to 1% through December 31, 2000 (see "Management Organization and Capital Structure" below)..

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, as the Funds increase in size, their Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

EXAMPLE

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:



                         1 Year    3 Years    5 Years  10 Years
                         -----     -------    --------  ------

Equity Fund               $153      $474       $818      $1,791

Fixed Income Fund *       $153      $474       $818      $1,791

* Should the adviser continue the voluntary operating expense limitation for the periods shown below, your costs would be:

                     1 Year         3 Years         5 Years   10 Years
                     ------         -------         -------   -------

                     $102            $318           $552       $1,225

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

THE EQUITY FUND

The investment objective of the Equity Fund is to achieve growth of capital by investing in a portfolio consisting primarily of common stocks and securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Equity Fund will have at least 65% of its total assets invested in common stocks or securities convertible into common stocks. The portfolio of the Equity Fund will be diversified. The Equity Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Equity Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Equity Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Equity Fund's investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile in price than securities of domestic issuers.

It is more expensive for U.S. investors to trade in foreign markets than in U.S. markets. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of global mutual funds are usually higher than those of mutual funds that invest only in U.S. securities.

The Equity Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Equity Fund may increase or decrease. The Equity Fund's investment success depends on the skill of CSI Capital Management, Inc. (the "Adviser"), the Equity Fund's investment adviser, in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Equity Fund may not perform as anticipated.

The Adviser considers the Equity Fund's universe of recommended stock to be worldwide in scope. Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the Adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the Adviser's decision making process.

While the Equity Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term obligations of the U.S. Government (and its agencies) or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements. The Equity Fund has authority to invest up to 100% of its total assets in such short term instruments for temporary or defensive purposes in response to extreme or adverse market, economic or other conditions. The Adviser does not anticipate exercising this authority, but reserves the right to do so. When the Equity Fund is in a temporary defensive position, it might not achieve its investment objective.

THE FIXED INCOME FUND

The Fixed Income Fund seeks current income by investing in debt securities. The Fixed Income Fund seeks to achieve its objective by investing primarily in U.S. Government Securities, municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Under normal market conditions, at least 65% of the Fixed Income Fund's total assets will be invested in securities rated, at the time of purchase, AA or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated securities which the Adviser believes to be of comparable quality. The Fixed Income Fund may invest in lower rated securities in order to avail itself of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the Adviser. Securities rated below investment grade entail greater risk than investment grade securities. After purchase by the Fixed Income Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

The selection of debt securities for the Fixed Income Fund is dependent upon the Adviser's evaluation of those factors influencing interest rates. The Adviser considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation. There are no restrictions on the maturity composition of the Fixed Income Fund. Under normal economic and market conditions, the Fixed Income Fund generally will hold its short-term securities or debt obligations until maturity and its other securities or obligations until market conditions, in the judgment of the Adviser, make sale advantageous to the Fixed Income Fund. In either case, the Fixed Income Fund may sell such securities or obligations as required to meet requests for redemption of shares of the Fixed Income Fund.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. Fluctuations in the value of the investments will be reflected in the NAV of the Fixed Income Fund.


OTHER PRINCIPAL RISKS

Year 2000 Issue. Like other mutual funds and financial or business organizations around the world, The World Funds, Inc. (the "Company") could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

European Currency. Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If either of the Funds invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the assets of the Funds. Since the Funds' inceptions on October 14, 1997, Leland Faust has been primarily responsible for the day to day management of the Funds. The Adviser has two years experience in managing a mutual fund. The Adviser has been in existence since 1978 and as of December 30, 1999 has approximately $244 million under management. Mr. Faust has been President of the Adviser since its formation.

The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

Each Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1% of the average daily net assets. However, the Adviser has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fixed Income Fund in order to maintain its total operating expenses at an annual rate not to exceed 1%. This voluntary arrangement continues through December 31, 2000.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Shares are bought, sold or exchanged at the NAV next determined after a request has been received in proper form. Any request received in proper form, before the Valuation Time, will be processed the same business day. Any request received in proper form, after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of a Fund from a securities broker dealer, the investor may be charged a transaction fee by that broker dealer. The minimum initial investment in a Fund is $1,000 and additional investments must be $50 or more. The Funds retain the right to refuse to accept an order.

Purchases by Mail - For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, together with your check(s) payable to the Fund(s) that you selected. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund(s). You will not have access to your shares until the records of the Fund(s) are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund(s) to receive the amount(s) you are investing in the wire instructions you provide your bank.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Funds' procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. A 1% redemption fee is deducted from proceeds of the Funds' shares redeemed less than one year after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund(s) you designate in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the designated Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the designated Fund receives a completed account application form for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption that designates the Fund(s) you selected and is signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration of shares to another owner;  and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Funds may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Funds will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares of the Fund(s) you designate. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application form and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares of a Fund for the shares of the othe Fund or certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. Each of the Funds intends to distribute annually any net capital gains.

Distributions from a Fund will automatically be reinvested in additional shares of the same Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.


DISTRIBUTION ARRANGEMENTS
The Funds are offered directly through the Distributor and through third parties, such as financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, third parties who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the past year and the initial period of the Funds' operations prior to the last year. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on investments in the Funds (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.


EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------


                                  Year ended        Period ended
                                 August 31,1999    August 31,1998*
                                 -------------        ----------
Per Share Operating
Performance
Net asset value,                        $9.88          $10.00
beginning of period
                                 -------------      ----------
Income from investment
operations-
   Net Investment Income                (.02)            0.02
   Net realized and unrealized          3.52            (0.14)
      gain (loss) on investments
                                 -------------       ----------

Total from investment operations        3.50            (0.12)

                                 -------------        ----------
Less distributions-
   Distributions from net
       investment income               (0.02)               -
   Distributions from capital gains       -                 -
                                 -------------        ----------

Total distributions                    (0.02)               -
                                 -------------        ----------
Net asset value, end of period        $13.36             $9.88

                                 =============         ==========

Total Return                          35.21%            (1.20%)***
Ratios/Supplemental Data
   Net assets, end of period (000's) $52,924           $26,576

Ratio of expenses to average net assets-
   Expenses (A)                        1.50%            1.50% **
   Expenses-net (B)                    1.50%            1.49% **
   Net investment income              (0.15%)           0.42% **
Portfolio turnover rate               12.91%           8.16%



*    Commencement of operations October 15, 1997
**   Annualized
***  Not annualized

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998. (B) Expense ratio net reflects the effect of the custodian fee credits the Fund received for the period ended August 31, 1998.

See Notes to Financial Statements


FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------


                                     Year ended         Period ended
                                    August 31, 1999    August 31,1998*
                                    -------------       ---------------
Per Share Operating Peformance
Net asset value,                          $10.48          $10.00
beginning of period
                                     -------------         -------
Income from investment operations-
   Net investment income                    0.39            0.22
   Net realized and unrealized             (0.51)           0.26
     gain (loss) on investments
                                    -------------         -------
                                    -------------         -------
 Total from investment operations          (0.12)           0.48
                                    -------------         -------
Less distributions-
   Distributions from net
      investment income                    (0.61)             -
   Distributions from capital gains          -                -
                                    -------------          -------
                                    -------------
Total distributions                        (0.61)             -
                                    -------------          -------
                                                          =======
Net asset value, end of period             $9.75          $10.48

                                    =============         =======

Total Return                              (1.31%)         4.80%***
Ratios/Supplemental Data
   Net assets, end of period (000's)      $48,605         $33,900
Ratio of expenses to average net assets - (A)
   Expenses (B)                            1.00%         1.51% **
   Expenses-net (C)                        1.00%         1.00% **
   Net investment income                   4.22%         4.34% **
Portfolio turnover rate                    1.38%         0.00%



*    Commencement of operations January 27, 1998
**   Annualized
***  Not annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the period ended August 31, 1998.
(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.
(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.

See Notes to Financial Statements

For investors who want more information about the Funds, the following documents are available free upon request:

Annual & Semiannual Reports:
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can receive free copies of reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds directly at:

                              THE WORLD FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                            TELEPHONE: 1-800-527-9525
                      E-MAIL: mail@shareholderservices.com

You can review and copy the Funds' reports and SAIs at the Public Reference Room of the SEC. You can receive text-only copies:

    For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330 Free from the SEC's Internet Website at http://www.sec.gov.

(Investment Company Act File No. 811-8255)




PROSPECTUS

THE WORLD FUNDS, INC.
The New Market Fund


Prospectus dated December 29, 1999










This Prospectus describes The New Market Fund (the "Fund"), a series of The World Funds, Inc. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks long-term growth of capital by investing in a non-diversified portfolio of common stocks and securities convertible into common stock.















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY



Investment Objective:               Long-term growth of capital

Principal Investment Strategies:    Under normal market
                                    conditions,  the Fund  will  invest at least
                                    65% of its total assets in common  stocks or
                                    securities  convertible  into common stocks,
                                    such   as   warrants,   convertible   bonds,
                                    debentures or convertible preferred stock.

Principal Risk:                      The principal risk of investing in the
                                    Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment could decline. There is no assurance that the investment adviser will achieve the Fund's objective.

                                    The Fund operates as a non-diversified fund.
                                    As such, the Fund may invest a larger portion of its assets in fewer securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                                    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Investor Profile:                   You may want to invest in the Fund
                                    if  you  are  seeking  long-term  growth  of
                                    capital  and are  willing  to  accept  share
                                    prices   that   may   fluctuate,   sometimes
                                    significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)



Maximum Sales Charge (load) Imposed on Purchases              2.75%

Sales Charge (load) Imposed on Reinvested Dividends           None
Redemption Fees (1)                                           1.00% (2)

Exchange Fees (3)                                             None

(1) A shareholder electing to redeem shares by telephone may be charged $10 for each such redemption request.

(2) A one percent (1%) redemption fee is charged on shares held less than one year.

(3)       A shareholder may be charged a $10 fee for each telephone exchange.

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)


Management Fee                                       1.00%
Distribution and Service (12b-1) Fees                0.50%
Other Operating Expenses                             2.97%
                                                     -----
Total Annual Fund Operating Expenses                 4.47%
Fee Waiver and/or Expense Reimbursements             2.48%
                                                     -----
Net Expenses                                         1.99%*

* The Adviser has contractually agreed to waive its fees and pay expenses to the extent necessary to cap the Total Annual Operating Expenses at 1.99% of the Fund's average daily net assets until October 1, 2001.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that as the Fund increases in size, its Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:


             1 Year *         3 Years *         5 Years *         10 Years *
             --------         ---------         ---------         ----------

                $292             $624              $1,073            $2,317

* These costs are net of fee waivers and reimbursements to maintain total operating expenses at 1.99% pursuant to an expense limitation agreement (see "Management Organization and Capital Structure" below).

Absent this commitment, your costs would be:

               1 Year           3 Years           5 Years           10 Years
               ------           -------           -------           --------

                $448             $1,352            2,265             $4,590

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS


The Fund's investment objective is to achieve long-term growth of capital by investing in a non-diversified portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. The Fund's portfolio will be non-diversified. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations.

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

The Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

The Fund is non-diversified under Federal securities laws and, therefore, may invest a larger portion of its assets in fewer securities than a diversified fund. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

When the Fund's investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

Year 2000 Issue. Like other mutual funds and financial or business organizations around the world, The World Funds, Inc. (the "Company") and the Fund could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Virginia Management Investment Corporation (the "Manager"), located 7800 Rockfalls Dr, Richmond, Virginia 23225, manages the assets of the Fund. Prior to the Fund's inception, the Manager had no previous experience managing a mutual fund. The Manager is responsible for selecting all of the Fund's investments and effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Manager will attempt to obtain the best price and execution of orders.

The Fund pays the Manager a monthly management fee at an annual rate equal to 1% of the average daily net assets of the Fund. In the interest of limiting expenses of the Fund, the Manager has entered into an expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund are limited to 1.99%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

 The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with The London Company of Virginia established in 1994 and located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond,
Virginia 23219 (the "Investment Adviser"). Stephen Goddard has been the President and principal shareholder of the Investment Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of the Manager. Mr. Goddard has thirteen years experience in senior portfolio management, security analysis and finance.

The Investment Adviser provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Investment Adviser are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Investment Adviser one-half of the management fee received from the Fund.

SHAREHOLDER INFORMATION

The Fund's share price, called its net asset value per share or NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in the Fund is $5,000 and additional investments must be $100 or more.

The public offering price is normally the share's NAV plus an initial sales charge. However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows. The Fund reserves the right to refuse to accept an order.

Amount of Purchase            Sales Charge as a Percentage of    Dealer Discount
At the Public                      Offering          Net Amount as Percentage of
Offering Price                     Price             Invested    Offering Price

$5,000 but under $100,000          2.75%             2.83%             2.25%
$100,000 but under $250,000        2.25%             2.30%             1.75%
$250,000 but under $500,000        1.50%             1.52%             1.25%
$500,000 but under $1 million      1.00%             1.01%             0.75%
$1 million or over                 0.00%             0.00%             0.00%

A front-end sales charge may not be imposed if a shareholder purchases shares of the Fund with redemption proceeds from other mutual fund complexes on which the shareholder previously paid a front-end sales charge or a contingent deferred sales charge.

Plan of Distribution - The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

Right of Accumulation - Pursuant to the Right of Accumulation privilege, investors are permitted to purchase shares at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current public offering price of the purchaser's combined holdings of shares of the Fund previously purchased. To receive the Right of Accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification for such right.

Statement of Intention - A reduced sales charge as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the Statement of Additional Information.

Purchases by Mail - For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.


REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. A one percent (1%) redemption fee is deducted from proceeds of Fund shares redeemed less than one year after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application form for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial account application form. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration of shares to another owner;  and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.

DISTRIBUTION ARRANGEMENTS
The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Fund's financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


                                                             Period ended
                                                             August 31, 1999*
                                                          ----------------------
Per Share Operating Performance
Net asset value, beginning of period                           $10.00
                                                              -----------
Income from investment operations-
   Net investment loss                                         (0.03)
   Net realized and unrealized gain on investments              1.67
                                                              -----------
                                                              -----------
Total from investment operations                                1.64
                                                              -----------
Less distributions-
   Distributions from net investment income
                                                                 --
   Distributions from capital gains
                                                                 -
                                                              -----------
Total distributions                                              -
                                                              -----------
                                                              ===========
Net asset value, end of period                                   $11.64
                                                              ===========

Total Return                                                    13.20% ***
Ratios/Supplemental Data  Net assets, end of period (000's)     $3,256
Ratio of expenses to average net assets
  Before expense waivers and reimbursements                      4.47% **
   After expense waivers and reimbursements                      1.99% **
   Net investment loss                                          (0.41%) **
Portfolio turnover rate                                          8.31%

-----------------------------------------------------------------

 *      Commencement of operations October 1, 1998
**      Annualized
***     Non-annualized


See Notes to Financial Statements

For investors who want more information about the Fund, the following documents are available free upon request:

Annual & Semiannual Reports:

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can receive free copies of reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                            TELEPHONE: 1-800-527-9525
                      E-MAIL: mail@shareholderservices.com

You can review the Fund's reports and SAIs at the Public Reference Room of the SEC. You can receive text-only copies:

      For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330 Free from the SEC's Internet Website at http://www.sec.gov.




Investment Company Act file no. 811-8255




PROSPECTUS
THE WORLD FUNDS, INC.
Third Millennium Russia Fund


Prospectus dated  December 29, 1999















This Prospectus describes the Third Millennium Russia Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.




























As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY


Investment Objective:               Capital appreciation.

Principal Investment
Strategies:                         The Fund will seek to achieve its investment
                                    objective by investing in a  non-diversified
                                    portfolio  consisting  primarily  of  equity
                                    securities  or securities  convertible  into
                                    equity   securities,   such   as   warrants,
                                    convertible bonds, debentures or convertible preferred stock.

Principal Risks:                    The  principal  risk of investing in
                                    the   Fund  is  that   the   value   of  its
                                    investments are subject to market,  economic
                                    and  business  risk  that may  cause the net
                                    asset value ("NAV") to fluctuate  over time.
                                    Therefore,  the value of your  investment in
                                    the  Fund   could   decline.   There  is  no
                                    assurance that the investment adviser will achieve the Fund's objective.

                                    These investments may involve financial,
                                    economic or political risks not ordinarily
                                    associated with U.S. securities.  The Fund's
                                    NAV may be affected by: less developed and
                                    effective systems for custody and transfer
                                    of securities, changes in exchange rates
                                    between foreign currencies and the U.S.
                                    dollar, different regulatory standards, less
                                    liquidity and more volatility than U.S.
                                    securities, taxes, and adverse social or
                                    political developments.

                                    The Fund operates as a non-diversified fund.
                                    As such, the Fund may invest a larger portion of its assets in fewer securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                                    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:                   You may want to invest in the Fund if you
                                    are   seeking   long-term   capital
                                    appreciation and are willing to accept share
                                    prices   that   may   fluctuate,   sometimes
                                    significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                                   FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)


Maximum Sales Charge (load) Imposed on Purchases                       None
Sales Charge (load) Imposed on Reinvested Dividends                    None
Redemption Fees(1)                                                     2.00%(2)

Exchange Fees(3)                                                       None

(1) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

(2)      A 2% redemption fee is charged on shares held less than 360 days.

(3)      A shareholder may be charged a $10 fee for each telephone exchange.

Annual Operating Expenses (Expenses that are deducted from the Fund's assets)

Management Fee                                       1.75%
Distribution and Service (12b-1) Fees                0.25%
Other Operating Expenses                            13.92%
                                                     -----
Total Annual Fund Operating Expenses                15.92%
Fee Waiver and/or Expense Reimbursements            13.17%
                                                     -----
Net Expenses                                         2.75%*

* The Adviser has contractually agreed to waive its fees and pay expenses to the extent necessary to cap the Total Annual Operating Expenses at 2.75% of the Fund's average daily net assets until October 1, 2001.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, as the Fund increases in size, its Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale and its management fee rate is reduced in two steps as certain asset levels are reached. See "Management Organization and Capital Structure".

EXAMPLE

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

   1 Year *                   3 Years *             5 Years *    10 Years *
   --------                   ---------             ---------    ----------

     $278                       $853                 $1,454         $3,080

* These costs are net of fee waivers and reimbursements to maintain total operating expenses at 2.75% pursuant to an expense limitation agreement (see "Management Organization and Capital Structure" below).

Absent this commitment, your costs would be:

 1 Year           3 Years                   5 Years                   10 Years
 ------           -------                   -------                   --------

 $1,505            $4,040                    $6,052                    $9,446


INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

The investment objective of the Fund is to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in Russia. Russia refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union.

As used in this Prospectus, the term "Russian Company" means a legal entity (1) that is organized under the laws of, or with a principal office in, Russia, (2) for which the principal equity securities trading market is in Russia, (3) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia , or (4)or that has at least 50% of its assets situated in Russia. Under current conditions, the Adviser expects to maintain at least 20% of the Fund in cash and liquid investments to maintain a degree of liquidity and provide more stability. As the Russian equity markets develop and grow, the Adviser may elect greater equity exposure.

The Fund invests its assets over a broad economic spectrum of Russian Companies, including issuers from the following sectors: oil and gas, energy generation and distribution, communications, mineral extraction, trade (including retail trade and distribution) financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund does not concentrate its investments in any industry and therefore it does not invest more than 25% of its assets in any one industry.

The Fund is non-diversified under Federal securities laws and, therefore, may invest a larger portion of its assets in fewer securities than a diversified fund. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

The Adviser's approach to selecting investments emphasizes fundamental company-by-company analysis in conjunction with broader analysis of specific sectors. When relevant, however, the Adviser may consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values. The primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential, or intrinsic value as determined using discounted cash flow analysis and other valuation techniques, whichever are appropriate. In addition, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Adviser believes are comparable. The Adviser, in selecting investments, will also consider macroeconomic factors such as inflation, GDP growth in Russia, government spending and the government's support of particular industries.

The Fund's investments will include investments in companies which, while falling within the definition of Russian Companies, as stated above, have characteristics and business relationships common to companies in a country or countries other than Russia. As a result, the value of the securities of such companies may reflect economic market forces applicable to other countries, as well as to Russia. For example, the Fund may invest in companies organized and located in countries other than Russia, including companies having their entire production facilities outside of Russia, when securities of such companies meet one or more elements of the Fund's definition of Russian Company.

Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. As more companies in Russia are privatized and as more companies increase their capitalization and float, turnover may increase in order to capitalize on these new opportunities. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 150%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Investing  in  Russian   Companies   involves   significant  risks  and  special
considerations not typically associated with investing in the United States securities, and should be considered highly speculative, including:

    *              Greater social, economic and political uncertainty in general
                  (including risk of regional war).

    * Delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody.

    * Risks in connection with the maintenance of Fund portfolio securities and cash with Russian licensed sub-custodians and securities depositories.

    * The risk that it may be more difficult or problematic to obtain and/or enforce a legal judgment.

    *             The negative effects of public corruption and crime.

    * Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets and traded securities.

    * Adverse currency exchange rates and dearth of currency hedging instruments.

    * Return of period of high rate of inflation (and any attendant social unrest).

    * The risk that, by investing significantly in a limited number of industry sectors, the Fund may be more affected by any single economic, political or regulatory development relating to a specific sector.

   * Controls on foreign investment and local practices disfavoring investors in general and/or foreign investors in particular, and limitations on repatriation of invested capital, profits and dividends, and the Fund's ability to exchange rubles for other currencies.

   * The risk that the Government of Russia may decide not to continue to support the economic reform programs implemented to date and to follow instead radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries to the detriment of other sectors or investors or a return to the centrally planned economy that previously existed.

   * The financial condition of Russian Companies, including large amounts of inter-company debt, the lack of transparency and/or proper financial reporting based on international accounting standards and the fact that Russian Companies may be smaller, less seasoned and experienced in financial reporting and in modern management in general.

   *              The  difference  in,  or  lack  of,   auditing  and  financial
                  reporting standards in general, which may result in the unavailability of material information about issuers.

   *              The risk that dividends may be withheld at the source.

   * Russia's dependency on export earnings and the corresponding importance of international trade and prospect of declining currency earnings and reserves and devaluation pressure on the ruble's exchange rate.

   * The risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation.

   * The fact that statistical information may be inaccurate or not comparable to statistical information regarding the U.S. or other economies.

   * Less extensive regulation of the securities markets than is the case in other countries.

   * The risks associated with the difficulties that may occur in pricing the Fund's portfolio securities.

   * Possible difficulty in identifying a purchaser of the Fund's securities due to the undeveloped nature of the securities markets.

   * The risk of lawsuits or government intervention arising from restrictive regulations and practices with respect to foreign investment in particular industries.

   *              The risk of  nationalization  or  expropriation  of  assets or
                  confiscatory  taxation,   which  may  involve  total  loss  of
                  investments.

OTHER PRINCIPAL STRATEGIES AND RISKS

Depositary Receipts. The Fund may invest indirectly in securities through sponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.


Temporary Investments. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity securities and invest without limit in short-term (less than twelve months to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Russian governments, and their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; and (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S or Russian companies. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Adviser. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund's total assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund's total assets.

Year 2000 Issue. Like other mutual funds and financial or business organizations around the world, The World Funds, Inc. (the "Company") could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE
Adviser - Third Millennium Investment Advisors LLC (the "Adviser"), 1185 Avenue of the Americas, New York, New York 10036, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated September 21, 1998. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders. Prior to the Fund's inception, the Adviser had no previous experience managing a mutual fund.

The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.75% on the first $125 million of assets; 1.50% on assets in excess of $125 million and not more than $250 million; and 1.25% on assets over $250 million of the Fund's average daily net assets. These fees are higher than those charged by most other investment companies, but are comparable to investment companies with investment objectives and policies similar to the Fund's investment objectives and policies.

In the interest of limiting expenses of the Fund, the Adviser has entered into an expense limitation agreement with the Fund. The Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund are limited to 2.75%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

The Adviser has assembled an Advisory Committee to assist the Adviser in evaluating the securities market environment and to provide the portfolio manager with specific industry and company recommendations for their consideration. The following persons are members of the Advisory Committee:

         E. Wayne Nordberg, retired in September, 1998, from Lord, Abbott & Co., where he was a Partner since 1988, most recently in charge of Equity Investments, and before that, in charge of Equity Research. A Member of the Financial Analysts Federation and the New York Society of Security Analysts, he received his BA in Economics from Lafayette College.

         Oleg Yachnik, President and founder of OLMA, Moscow, Russia, ranked by Kommersant Daily among the top 25 Russian financial companies. Mr.
         Yachnik  received  a PhD in 1982  from  Bauman  Moscow  High  Technical
         College and is a member, since 1996, of the Board of Directors of NAUFOR (the self-regulatory brokers' association) and of the RTS (Russian Trading System), as well as a member, since 1996, of the governing committee of MICEX (the Moscow Currency Exchange).

         Alexander Pevnitsky, General Director of the brokerage company "Pride," which is located in Novosibirsk, Russia and is ranked seventh among regional brokers in Russia. He received a PhD in mathematics and economics from Novosibirsk State University.

         Yury Bovkun, General Director of "Pride Holding," ranked by Kommersant Daily fifth among the regional financial firms in Russia. He is a member of the Board of Directors of the RTS.

         Jim Melcher is President of Balestra Capital, an asset management firm located at 1185 Avenue of the Americas, New York, N.Y. He is a graduate of Columbia University and is a registered investment adviser.

         John T. Connor, Jr. is Chairman of the Adviser, Vice President of the World Funds and a portfolio manager of the Fund. Since 1993, Mr. Connor has been Chairman of ROSGAL, a Russian financial company licensed by the Ministry of Finance of the Russian Federation, and of its affiliate, Rosgal Insurance, an insurance company separately licensed by the Ministry of Finance. Both companies have their principal business offices on the same premises in Moscow, Russia. A Phi Beta Kappa, highest honors graduate of Williams College, and a graduate of Harvard Law School, Mr. Connor previously chaired the pension committee of a NYSE-listed company and authored the lead article in an American Bar Association journal on "Russia's Securities Markets" (Fall 1996).

         Alexei Moskvin, ROSGAL's Director of Equity Investment since 1993 and a portfolio manager of the Fund. Mr. Moskvin received a PhD in 1985 from Novosibirsk State University and holds a Financial Broker and Money Manager Certificate granted by the Ministry of Finance of the Russian Federation.

The Fund's portfolio managers , since the inception of the Fund on October 1, 1998, are John T. Connor, Jr. and Alexei Moskvin. In addition, the Adviser may retain the services of other full-time professionals in portfolio management. The portfolio managers operate under the supervision of the Investment Committee, which is comprised of the two portfolio managers and Mr. Melcher. Each of the above named individuals, except Mr. Nordberg, is a principal, officer or employee of the Adviser.

The  Adviser  has  also  established  a  Consultant  Committee.  The  Consultant
Committee is comprised of former U.S. Ambassador to the Soviet Union Jack F. Matlock, Jr. and Professor Marvin Zonis. The Consultant Committee will be responsible for providing the Advisory Committee and the portfolio managers with periodic updates on political and macroeconomic conditions and trends in Russia and their potential implications for the overall investment climate in Russia. These updates will enhance the Adviser's ability to oversee and invest the assets of the Fund.

          Ambassador Matlock is currently the George F. Kennan Professor at the Institute for Advanced Study in Princeton, New Jersey. Ambassador in Moscow for four years under Presidents Reagan and Bush, he earlier served in the Reagan White House as Special Assistant to the President for National Security Affairs and served three previous tours of duty in Moscow for a total of eleven years duty in the Soviet Union. His book, Autopsy on an Empire, was published by Random House in 1995 and he has written extensively on Russia's modern history and politics. He is a summa cum laude graduate of Duke University.

          Marvin Zonis is a Professor at the Chicago Business School where he teaches International Political Economy and is the Principal in an international consulting firm bearing his name. Marvin Zonis + Associates created the Political Stability Index, the first useful quantitative model for assessing country risk. The index is used with clients to manage risk in political, economic and investment decisions. It also serves as the basis for preparing Country Analysis Reports, which are daily analyses of changing risk profiles in the major developed and emerging markets. He was educated at Yale University and Harvard Business School and received his PhD in Political Science from MIT.


SHAREHOLDER INFORMATION

The Fund's share price, called its net asset value per share or NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets of the Fund, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Shares are bought, sold or exchanged at the NAV next determined after a request has been received in proper form. Any request received in proper form, before the Valuation Time, will be processed the same business day. Any request received in proper form, after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of the Fund from a securities broker dealer, the investor may be charged a transaction fee by that broker dealer. The minimum initial investment in the Fund is $1,000 and additional investments must be $100 or more. The Fund retains the right to refuse to accept an order.

Purchases by Mail - For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the Account Application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Plan of Distribution - The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. A two percent (2%) redemption fee is deducted from proceeds of Fund shares redeemed less than three hundred sixty (360) days after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase, check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the Account Application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration of shares to another owner;  and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.


DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income (includes short-term capital gains) or long-term capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.


DISTRIBUTION ARRANGEMENTS
The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. The shares are offered and sold without any sales charges imposed by the Fund or the Distributor. However, investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Fund's financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Fund's Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

For A Share Outstanding Throughout The  Period
--------------------------------------------------------------------------------

                                                          Period Ended
                                                          August 31, 1999 *

                                                       ------------------------
Per Share Operating Performance
Net asset value, beginning of period                          $10.00
                                                       -------------------------
Income from investment operations-
   Net investment loss                                         (0.16)
   Net realized and unrealized gain on investments              4.33
                                                       -------------------------
                                                       -------------------------
Total from investment operations                                4.17
                                                        ------------------------
Less distributions-
   Distributions from net investment income                       -
   Distributions from realized gains on investments               -
                                                        ----------------------
Total distributions                                               -
                                                      ------------------------
                                                      =========================
Net asset value, end of period                                 $14.17
                                                      =========================

Total Return                                                   41.70%***
                                                      =========================
Ratios/Supplemental Data
   Net assets, end of period (000's)                           $1,313
Ratio of expenses to average net assets or more
   Before expense waivers and reimbursements                   15.92% **
   After expense waivers and reimbursements                     2.75% **
Ratio of net investment loss to average net assets
   Before expense waivers and reimbursements                   (15.26%) **
   After expense waivers and reimbursements                     (2.08%) **
Portfolio turnover rate                                         14.43%


*    Commencement of operations was October 1, 1998
**   Annualized
***  Not annualized

   See Notes to Financial Statements

For investors who want more information about the Fund, the following documents are available free upon request:

Annual & Semiannual Reports:

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can receive free copies of reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                            TELEPHONE: 1-800-527-9525
                      E-MAIL: mail@shareholderservices.com

You can review the Fund's reports and SAIs at the Public Reference Room of the SEC. You can receive text-only copies:

      For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330 Free from the SEC's Internet Website at http://www.sec.gov.



Investment Company Act file no. 811-8255



Information on the tax character of distributions: The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company: Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements: To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of fund shares: Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations: Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations: Because the Fixed Income Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fixed Income Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

The Equity Fund did not pay a dividend for the most recent fiscal year end. In the future, if the shareholder is a corporation, a percentage of the dividends paid by the Equity Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Equity Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities: The Funds may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.


YIELD INFORMATION

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                                        6
           YIELD = 2[(     A-B   + 1) -1]
                       CD

      Where:
      A = dividends and interest earned during the period. B = expenses accrued forr the period (net of reimbursements). C = the average daily number of shares outstanding during the period that were entitled to receive dividends. D = the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

              n
      P(1+ T) = ERV

      Where:

      P = a hypothetical initial payment $1,000 T = average annual total return N = number of years (l, 5 or 10)
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

      The average annual total returns for the Funds as of August 31, 1999 are as follows:

           Fund           One Year        Commencement of Operations*
           ----           --------        -----------------------------

       Equity Fund         35.21%        16.68% (10/14/97* to 8/31/99)
       Fixed Income Fund   (1.31%)        2.14% (1/27/98* to 8/31/99)

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com


The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
                            THE WORLD FUNDS, INC.
                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                1-800-527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                          THIRD MILLENNIUM RUSSIA FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Third Millennium Russia Fund (the "Fund") dated December 29, 1999. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, the Fund's public accountants, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 Annual Report to Shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling 1-800-527-9525



The date of this SAI is December 29, 1999.

                                TABLE OF CONTENTS


PAGE

General Information
Investment Objective
Strategies and Risks
Investment Programs
Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Portfolio Turnover
Capital Stock and Dividends
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Third Millennium Russia Fund series of shares (the "Fund") of the Company. The Fund is a series of the Company that invests in a non-diversified portfolio of securities and other assets.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities which includes securities convertible into equity securities, such as, warrants, convertible bonds, debentures or convertible preferred stock.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the price of a convertible security may be greater than the value of the underlying common stock.

Warrants: The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures: Debentures are a general debt obligation backed only by the integrity of the borrower and documented by an agreement called an Indenture. An unsecured bond is a debenture.

Preferred Stock: Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities: The Fund may invest in debt securities. It generally will invest in securities rated Baa or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Group ("S&P") or foreign securities not subject to standard credit ratings, which the Adviser believes are of comparable quality. Under normal circumstances, the Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro." International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, and bank or holding company debt securities.

Strategic Transactions. The Adviser does not, as a general rule, intend to regularly enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, since financial derivatives in Russian markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to minimize currency and market risk. Second, the Fund is intended for investors with a long-term investment horizon and it is the Adviser's hope that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities. Notwithstanding the foregoing, the Adviser may, from time-to-time as circumstances dictate, engage in strategic transactions as described below.

Currency Transactions. Currency risk is assessed separately from equity analysis. To balance undesirable currency risk the Fund may enter into forward contracts to purchase or sell foreign currencies in anticipation of the Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S. dollar denominated may require the Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, the investment policies permit the Fund to enter into forward foreign currency exchange contracts and other currency transactions in order to provide protection against changes in foreign exchange rates, as further described below. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the Fund; the Fund will not speculate in foreign currencies.

If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

The Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations. When the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the Adviser anticipates will move along with the hedged currency.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may actually realize losses.

The Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the Company's Board of Directors to avoid speculative use of such techniques.

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts, exchange-listed currency futures, exchange-listed and over-the-counter ("OTC") options on currencies and currency swaps.. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a specified price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging: The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedging: To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser concludes that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Adviser believes that the value of yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell Euros and buy U.S. dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are subject to certain risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts: Many strategic transactions and currency transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent the Fund's obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund on foreign currencies will require the Fund to hold the currencies subject to the call or to segregate cash or liquid high grade securities sufficient to purchase and deliver the currencies if the call is exercised. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

Strategic transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and strategic transactions. For example, if the Fund held a forward contract, instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other strategic transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

Russian Government T-Bills ("GKOs"). To the extent that the Fund's assets are not invested in Russian equity securities, and to provide liquidity, the Fund's assets may be invested in: (i) debt securities issued by Russian companies or issued or guaranteed by the Russian Government (such as its T-Bills or so-called "GKOs") or a Russian governmental entity, as well as debt securities of governmental issuers outside Russia; (ii) equity securities of issuers outside Russia which the Adviser believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States ("CIS"); and (iii) short-term debt securities of the type described under Other Principal Risks-Temporary Investments in the Fund's Prospectus. The Fund may invest in debt securities that the Adviser believes, based upon factors such as relative interest rate levels and foreign exchange rates, offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics. Under present economic and political conditions in Russia, the Fund does not intend to invest in GKOs.

Other Securities: The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided that such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.


INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in this Prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As used herein, a "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented and
(ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective. As a matter of fundamental policy, the Fund may not:

o As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

o Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

o Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

o Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1% of its assets for deposits or commissions required to enter into forward foreign currency contracts, and financial futures contracts for hedging purposes as described in the Prospectus. (Such deposits or commissions are not required for forward foreign currency contracts).

o Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

 o Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

o Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

 o Invest in interests in oil, gas, or other mineral explorations or development programs.

o  Issue senior securities.

o Participate on a joint or a joint and several basis in any securities trading account.

o Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

o  Invest in companies for the purpose of exercising control.

o Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

o  Engage in short sales.


 Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

o Invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

      (1) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers. The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Director who is considered " an interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*).


Name, Address             Position(s) Held               Principal
                                                       Occupation(s)
and Birthdate             With Registrant           During the Past 5 Years
---------------------------------------------------------------------------

*John Pasco, III       Chairman, Director        Mr. Pasco is Treasurer and
1500 Forest Avenue     and Treasurer             Director of Commonwealth
Richmond, VA 23229                               Shareholder Services, Inc.,
(4/10/45)                                        ("CSS") the Company's
                                                 Administrator,    since   1985;
                                                 President and Director of First
                                                 Dominion     Capital     Corp.,
                                                 ("FDCC")the Company's principal
                                                 underwriter.    Director    and
                                                 shareholder  of  Fund  Services
                                                 Inc.,  the  Company's  Transfer
                                                 and  Disbursing  Agent,   since
                                                 1987;       shareholder      of
                                                 Commonwealth  Fund  Accounting,
                                                 Inc.which provides  bookkeeping
                                                 services  to  Star  Bank;   and
                                                 Chairman,Director and Treasurer
                                                 of  Vontobel  Funds,   Inc.,  a
                                                 registered  investment  company
                                                 since March, 1997. Mr. Pasco is
                                                 also   a    certified    public
                                                 accountant.

Samuel Boyd, Jr.               Director          Mr. Boyd is Manager of the
10808 Hob Nail Court                             Customer Services
Potomac, MD 20854                                Operations and  Accounting
(9/18/40)                                        Division of the
                                                 Potomac  Electric Power Company
                                                 since   August,    1978;    and
                                                 Director  of  Vontobel   Funds,
                                                 Inc., a  registered  investment
                                                 company since March,  1997. Mr.
                                                 Boyd is also a certified public
                                                 accountant.

William E. Poist               Director          Mr. Poist is a financial
5272 River Road                                  and tax consultant through his
Bethesda, MD 20816                               firm, Management Consulting for
(6/11/36)                                        Professionals since 1968;
                                                 Director of Vontobel Funds,
                                                 Inc., a registered investment
                                                 company since March, 1997.
                                                 Mr. Poist is also a certified
                                                 public accountant.

Paul M. Dickinson         Director               Mr. Dickinson is President of
8704 Berwickshire Drive                          Alfred J. Dickinson, Inc.
Richmond, VA 23229                               Realtors since April, 1971;
(11/11/47)                                       and Director of Vontobel Funds,
                                                 Inc. a registered investment
                                                 company since March, 1997.

*Jane H. Williams         Vice President of       Ms. Williams is the
3000 SandHill Road        the Company and         Executive Vice President of
Suite 150                 President of the        Sand Hill Advisors, Inc.
Menlo Park, CA 94025      Sand Hill Portfolio     since 1982.
(6/28/48)                 Manager Fund series

*Leland H. Faust          President of            Mr. Faust is President of CSI
One Montgomery St.        the CSI Equity          Capital Management, Inc. since
Suite 2525                Fund and the CSI        1978.  Mr. Faust is also a
San Francisco, CA 94104   Fixed Income Fund       Partner in the law firm
(8/30/46)                                         Taylor & Faust(8/30/46)
                                                  since September, 1975.

*F. Byron Parker, Jr.     Secretary               Mr. Parker is Secretary of
810 Lindsay Court                                 CSS and FDCC since 1986;
Richmond, VA 23229                                Secretary of Vontobel
(1/26/43)                                         Funds, Inc., a registered
                                                  investment    company    since
                                                  March,  1997;  and  Partner in
                                                  the law firm Mustian & Parker.

*Franklin A.Trice,III     Vice President of       Mr. Trice is President of
P.O. Box 8535             the Company and         Virginia Management Investment
Richmond, VA 23226-0535   President of the        Corp. since May, 1998; and a
(12/25/63)                New Market Fund         registered representative of
                          series                  FDCC,the Company's underwriter
                                                  since September, 1998.  Mr.
                                                  Trice was a broker
                                                  with Scott & Stringfellow
                                                  from March, 1996 to May, 1998
                                                  and with Craigie, Inc.
                                                  from March, 1992 to
                                                  January, 1996.

*John T. Connor, Jr.      Vice President of       President of Third Millennium
515 Madison Ave.,         the Company and         Investment Advisors, LLC since
24th Floor                President of the        April, 1998; and Chairman of
New York, NY 10022        Third Millennium        ROSGAL, a Russian financial
(6/16/41)                 Russia Fund series      company and of its affiliated
                                                  ROSGAL Insurance since 1993.

Compensation of Directors: The Company does not compensate the Director who is an officer or employees of FDCC. The other , or "independent", Directors receive an annual retainer of $1,000.00 and a fee of $200.00 for each of the five series of the Company for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 29, 1999 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:


           Aggregate Compensation                                  Total
Name and   From the Fund for        Pension or Retirement          Compensation
Position   Fiscal Year Ended        Benefits Accrued as            from the
Held       August 31, 1999(1)       Part of Fund Expenses          Company
----       ------------------       ---------------------          -------

John Pasco,III,       0                 N/A                          0
Director
Samuel Boyd, Jr.,  $1,800               N/A                        $9,000
Director
William E. Poist,  $1,800               N/A                        $9,000
Director
Paul M. Dickinson, $1,800               N/A                        $9,000
Director


(1) This amount represents the aggregate amount of compensation paid to the Directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 1999.

PRINCIPAL SECURITIES HOLDERS

As of December 29, 1999, the following persons owned of record or beneficially shares of the Fund in the following amounts. Donaldson, Lufkin Jenrette Securities Corporation, Inc., P. O. Box 2052, Jersey City, New Jersey 07303-9998 owned of record 56,007.189 shares (or 55.118%); Barry Hershey, 381 Garfield Road, Concord, Massachusetts 01742 owned of record
10,383.179 shares (or 10.218%).

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Third Millennium Investment Advisors LLC (the "Adviser"), 1185 Avenue of the Americas, New York, New York 10036, manages the investments of the Fund The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an independent, privately-held corporation. Mr. John T. Connor, Jr., Vice President of the Company and President of the Fund, is President of the Adviser. The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated September 21, 1998 The Advisory Agreement is effective for a period of two years from September 21, 1998, and may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or
(ii) the Adviser.

The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

The Fund is obligated to pay the Adviser a monthly investment advisory fee at an annual rate of 1.75% on the first $125 million of average daily net assets of the Fund; 1.50% on average daily net assets of the Fund in excess of $125 million and not more than $250 million; and 1.25% on average daily net assets of the Fund over $250 million. These fees are higher than those charged by most other investment companies, but are comparable to investment companies with investment objectives and policies similar to the Fund's investment objectives and policies.

In the interest of limiting expenses of the Fund, the Adviser has entered into an expense limitation agreement with the Fund. The Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund are limited to 2.75% through December 31, 2001. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. For the period ended August 31, 1999, the Adviser did not receive any compensation, waived fees of $12,305 and reimbursed expenses of $79,740.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund and brokerage commissions and related costs for the sale of such securities. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration. Pursuant to the Administrative Services Agreement with the Company, dated September 21, 1998 (the "Service Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books and records, monitoring compliance with state and federal regulatory requirements, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, certain services in connection with Fund accounting), providing shareholder services, administrative services and blue-sky filings.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Fund. CSS receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

As provided in the Administrative Agreement, the Fund reimbursed CSS $18,584 for the period ended August 31, 1999

Custodian and Accounting Services. Pursuant to a Custodian Agreement and Accounting Agency Agreement with the Company dated August 19, 1997, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. For the period ended August 31, 1999, BBH received fees of $52,195 from the Fund.

Transfer Agent. Pursuant to a Transfer Agent Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI. Therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions,
Prospectuses and SAIs to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

Distributor. First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution
Agreement dated August 19, 1997.   John Pasco, III, Chairman of the Board of
the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The offering of the Fund's shares is continuous.


The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the period ended August 31, 1999, the Distributor waived fees of $1,813 and the Distributor received no compensation.

Independent Accountants. The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepare the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. At its Board meetings the Board reviews all transactions that have been placed pursuant to those policies and procedures.



When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Fund will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund and 200,000,000 shares to other series of the Company. Each share of the Fund has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Fund and of the other series of the Company do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Company voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares of the Company will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

 A shareholder of the Fund will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gains distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares. You may purchase shares of the Fund directly from the Distributor or through brokers or dealers who are members of the NASD. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the net asset value ("NAV") per share next determined after the Fund receives your purchase order. The minimum initial investment for the Fund $1,000. Subsequent investments must be $100 or more. The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). You may purchase shares of a Fund by mail or wire.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares. You may redeem shares of the Fund at any time and in any amount. The Company's procedure is to redeem shares at the NAV per share next determined after the Transfer Agent receives the redemption request in proper order. A two percent (2%) redemption fee is deducted from proceeds of Fund shares redeemed less than three hundred sixty (360) days after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. The Adviser reserves the right to waive the redemption fee for its clients.

Small Accounts. Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Special Shareholder Services. As described briefly in the Prospectus, the Fund offers the following shareholder services:

Regular Account: A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions: You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic Account: Any shareholder may utilize this feature which allows shareholders to make automatic monthly investments into Fund their account. Upon your request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to the purchase of additional shares of the Fund. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI. In order to open an Invest-A-Matic Account, you must complete a separate application. To obtain an application, or to receive more information, please call the offices of the Company at 1-800-527-9525.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a five-year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the series the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000 for all series except the Sand Hill Portfolio Manager Fund which is $25,000). You must complete an Exchange Privilege Authorization Form to make an exchange. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions and Taxes.

Distributions of net investment income. The Fund receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions. Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S.  Government  Obligations.  Many states grant tax-free  status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that
must  be  met  by  the  Fund.   Investments  in  Government  National  Mortgage
Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information. From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


            Yield = 2[(a-b +1)-1]6
                        cd

where:

a = dividends and interest  earned during the period.
b = expenses  accrued for the period  (net of  reimbursements).
c = the  average  daily  number of shares outstanding during the period that were entitled to receive  dividends.
d = the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance. Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

      P(1+T)n= ERV

where:

P      =   a hypothetical initial payment of $1,000

T      =   average annual total return

n      =   number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year periods(or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The total return for the Fund for the period ended August 31, 1999 is 41.70%.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above. The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com


The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800)-527-9525.

                              THE WORLD FUNDS, INC.

                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                1-800-527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CSI Equity Fund
                              CSI Fixed Income Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the CSI Equity Fund and the CSI Fixed Income Fund dated January 1, 2000. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 Annual Report to Shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling 1-800-527-9525.





The date of this SAI January 1, 2000.

                                TABLE OF CONTENTS

GENERAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

      INVESTMENT OBJECTIVES

      STRATEGIES AND RISKS

      INVESTMENT PROGRAMS

           CONVERTIBLE SECURITIES
           WARRANTS
           ILLIQUID SECURITIES
           DEPOSITARY RECEIPTS
           U.S. GOVERNMENT SECURITIES
           MUNICIPAL SECURITIES.
           CORPORATE DEBT SECURITIES
           ZERO-COUPON SECURITIES
           INTERNATIONAL BONDS
           REPURCHASE AGREEMENTS
           OTHER INVESTMENTS

      INVESTMENT RESTRICTIONS
           FUNDAMENTAL POLICIES OR RESTRICTIONS
           NON-FUNDAMENTAL POLICIES OR RESTRICTIONS

MANAGEMENT OF THE COMPANY

PRINCIPAL HOLDERS OF SECURITIES

INVESTMENT ADVISER AND ADVISORY AGREEMENTS

MANAGEMENT-RELATED SERVICES

      ADMINISTRATION
      CUSTODIAN AND ACCOUNTING SERVICES
      TRANSFER AGENT
      DISTRIBUTOR
      INDEPENDENT ACCOUNTANTS

PORTFOLIO TRANSACTIONS

PORTFOLIO TURNOVER

CAPITAL STOCK AND DIVIDENDS

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

TAX STATUS

INVESTMENT PERFORMANCE

FINANCIAL INFORMATION


GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"). As used in this SAI, the Equity Fund and the Fixed Income Fund are collectively the "Funds" and individually a "Fund". Each Fund is a separate investment portfolio or series of the Company. See "Capital Stock and Dividends" in this SAI. Each Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of the Funds' investment objectives and policies. Each Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Funds that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Equity Fund's investment objective is to achieve growth of capital. The Fixed Income Fund's investment objective is to seek current income. All investments entail some market and other risks and there is no assurance that a Fund's investment objective will be realized. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Funds have to pay more for a convertible security than the value of the underlying common stock. The Equity Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants: The Equity Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid Securities: Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts: The assets of the Equity Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Equity Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Equity Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

U.S. Government Securities: The Funds may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Municipal Securities: The Fixed Income Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classification of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities: The Funds may invest in Corporate debt securities. The Fixed Income Fund will invest in securities rated AA or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which CSI Capital Management, Inc., the Funds' investment adviser (the "Adviser") believes to be of comparable quality. The Equity Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody's; BBB or higher by S&P; or foreign securities not subject to standard credit ratings, which in the judgment of the Adviser, will be "investment grade" issues. Securities rated as BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Zero Coupon Securities: The Funds may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds: International bonds are defined as bonds issued in countries other than the United States. The Fixed Income Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The Fixed Income Fund will invest in investment grade instruments that will bear the rating of AA or higher by S&P or by Moody's at the time of purchase, or unrated securities which the Adviser believes to be of comparable quality. However, the Fixed Income Fund reserves the right to invest its assets in lower rated securities (including unrated securities which the Adviser believes to be of such lower quality) as stated in the prospectus.

Repurchase Agreements: As a means of earning income for periods as short as overnight, the Fixed Income Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fixed Income Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of debt securities in which the Fixed Income Fund invests. Under a repurchase agreement, a fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize one or both of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of each Fund. As a matter of fundamental policy, each Fund may not:

(1) Invest in companies for the purpose of exercising management or control; (2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;
(3) Purchase or sell commodities or commodity contracts; (4) Invest in interests in oil, gas, or other mineral exploration or development programs;
(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;
(6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666);
(7) Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;
(8) Invest more than 25% of its total assets in securities of companies in the same industry;
(9) Participate on a joint or a joint and several basis in any securities trading account;
(10)  Engage in short sales;
(11)Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;
(12)Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;
(13)Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and
(14)Make loans, except that the Fixed Income Fund may enter into repurchase agreements secured by the U.S. Government or Agency securities.
(15)Except as specified below, the Funds may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, a Fund may not:

(1) Invest more than 15% of its net assets in illiquid securities; (2) Engage in arbitrage transactions; or (3) Purchase or sell options.

In applying the fundamental and policy concerning concentration:

(1) The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address             Position(s) Held          Principal Occupation(s)
and Birthdate             With Registrant      During the Past 5 Years
----------------------------------------------------------------------

*John Pasco, III         Chairman, Director   Mr. Pasco is Treasurer and
1500 Forest Avenue       and Treasurer        Director of Commonwealth
Richmond, VA 23229                            Shareholder Services, Inc.,("CSS")
(4/10/45)                                     the Company's Administrator,
                                              since 1985;  President and
                                              Director of First Dominion Capital
                                              Corp., ("FDCC") the Company's
                                              principal  underwriter.  Director
                                              and  shareholder  of Fund
                                              Services Inc., the Company's
                                              Transfer  and  Disbursing  Agent,
                                              since 1987; shareholder of
                                              Commonwealth Fund Accounting, Inc.
                                              which provides bookkeeping
                                              services to Star Bank; and
                                              Chairman, Director and  Treasurer
                                              of Vontobel  Funds, Inc., a
                                              registered  investment company
                                              since March, 1997.  Mr. Pasco is
                                              also a certified public
                                              accountant.

Samuel Boyd, Jr.               Director      Mr. Boyd is Manager of the
10808 Hob Nail Court                         Customer Services Operations and
Potomac, MD  20854                           Accounting Division of the Potomac
(9/18/40)                                    Electric Power Company since
                                             August, 1978; and Director of
                                             Vontobel Funds, Inc., a registered
                                             investment company since March,
                                             1997.  Mr. Boyd is also a certified
                                             public accountant.

William E. Poist               Director      Mr. Poist is a financial and tax
5272 River Road                              consultant through his firm,
Bethesda, MD 20816                           Management Consulting for
(6/11/36)                                    Professionals since 1968;  Director
                                             of Vontobel Funds, Inc., a
                                             registered investment company since
                                             March, 1997.  Mr. Poist is also a
                                             certified public accountant.

Paul M. Dickinson         Director           Mr. Dickinson is President of
8704 Berwickshire Dr.                        Alfred J. Dickinson, Inc. Realtors
Richmond, VA 23229                           since April, 1971; and Director of
(11/11/47)                                   Vontobel Funds, Inc. a
                                             registered investment company
                                             since March, 1997.

*Jane H. Williams         Vice President of  Ms. Williams is the Executive
3000 Sand Hill Road       the  Company and   Vice President of Sand Hill
Suite 150                 President of the   Advisers, Inc. since 1982.
Menlo Park, CA 94025      Sand Hill Portfolio
(6/28/48)                 Manager Fund

*Leland H. Faust          President of         Mr. Faust is President of CSI
One Montgomery St.        the CSI Equity       Capital Management, Inc. since
Suite 2525                Fund and the CSI     1978.  Mr.Faust is also a Partner
San Francisco, CA 94104   Fixed Income Fund    in the law firm Taylor & Faust
(8/30/46)                                      since September, 1975.


*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of
810 Lindsay Court                              CSS and FDCC since 1986;
Richmond, VA 23229                             Secretary of Vontobel
(1/26/43)                                      Funds, Inc., a registered
                                               investment  company since March,
                                               1997; and Partner in the law firm
                                               Mustian & Parker.

*Franklin A. Trice, III  Vice President of     Mr.Trice is President of Virginia
P.O. Box 8535            the Company and       Management Investment Corp.since
Richmond, VA 23226-0535  President of the      May, 1998; and a registered
 (12/25/63)              New Market Fund       representative of FDCC, the
                                               Company's underwriter since
                                               September, 1998.  Mr. Trice was
                                               a broker with Scott &
                                               Stringfellow from March,
                                               1996 to May, 1998 and with
                                               Craigie, Inc. from March, 1992
                                               to January, 1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
515 Madison Ave.,       the Company and        Investment Advisers, LLC since
24th Floor              President of the       April, 1998; and Chairman of
New York, NY 10022      Third Millennium       ROSGAL, a Russian financial
(6/16/41)               Russia Fund series     company and of its affiliated
                                               ROSGAL Insurance since 1993.

Compensation of Directors: The Company does not compensate the Director who is an officer of the distributor of the company. The other, or "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 29, 1999 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:


           Aggregate Compensation                                   Total
Name and   From the Funds for        Pension or Retirement          Compensation
Position   Fiscal Year Ended         Benefits Accrued as            from the
Held       August 31, 1999(1)        Part of Fund Expenses          Company
--------------------------------------------------------------------------
John Pasco, III,               0               N/A                 0
Director
Samuel Boyd, Jr.,         $1,800               N/A                 $9,000
Director
William E. Poist,         $1,800               N/A                 $9,000
Director
Paul M. Dickinson,        $1,800               N/A                 $9,000
Director

(1) This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Fund's fiscal year ended August 31, 1999.

PRINCIPAL HOLDERS OF SECURITIES


As of December 29, 1999, the following persons own of record or beneficially own 5% or more of the Fund's shares and own such amounts indicated: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94101-4122 owned of record 4,395,256.042 outstanding shares (or 98.823%) of the Equity Fund, and 5,622,933.756 outstanding shares (or 98.464%) of the Fixed Income Fund.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

CSI Capital Management, Inc. (the "Adviser), 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, is the Funds' investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (as amended, the "Advisers Act"). The Adviser is an independent, privately-owned firm. Leland Faust, a Vice President of the Company, is the sole owner of the Adviser. Mr. Faust, who has been President of the Adviser since 1978, is the President of each Fund, and is the portfolio manager for each Fund.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreements are effective for a period of two years from October 14, 1997, and may be renewed annually thereafter. The Advisory Agreements will automatically terminate in the event of their "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. Under the Advisory Agreements, the Adviser, subject to the supervision of the Directors, provides a continuous investment program for each Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Funds' investment objectives, policies, and restrictions as set forth in their prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Funds and furnishes to the Directors such periodic or other reports as the Directors may request.

Each Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. With respect to the Fixed Income Fund, the Adviser has voluntarily agreed to waive its advisory fee or make payments to limit the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.00% of average daily net assets through December 31, 2000. During the fiscal period from October 15, 1997 (commencement of operations) to August 31, 1998, the Equity Fund paid the Adviser $142,044. During the fiscal period from January 27, 1998 (commencement of operations) to August 31, 1998, the Fixed Income Fund paid the Adviser $164,495, and the Adviser waived payment of $83,263 of the Adviser's fee. During the fiscal year ended August 31, 1999, $409,260 and $206,304 were paid to the Adviser by the Equity Fund and Fixed Income Fund, respectively.

Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Funds. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to separate Administration Agreements with the Company dated October 14, 1997 (the "Administrative Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Funds and supervises all aspects of the operation of the Funds except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly, at the annual rates of; 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period ended August 31, 1999, CSS received fees of $79,686 and $82,522 from the Equity Fund and the Fixed Income Fund, respectively.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to a Custodian Agreement with the Company dated October 17, 1997, Star Bank N.A. (the "Custodian") acts as the custodian of the Funds' securities and cash. Portfolio securities purchased for the Funds are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation. Star Bank maintains separate accounts in the name of each Fund. Star Bank is responsible for holding and making payments of all cash received for the account of the relevant Fund.

Star Bank may make payments from each Fund for the purchase of securities, payment of interest, taxes, fees and other operating expenses. As the custodian, Star Bank is authorized to endorse and collect checks, drafts or other orders for payment and is responsible for the release or delivery of portfolio securities and monitoring compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states. Star Bank is compensated on the basis of an annual fee based on the market value of assets of each Fund and fees for certain transactions.

Pursuant  to an  Accounting  Service  Agreement  dated  October  14,  1997  (the
"Accounting Agreement"), Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, is responsible for accounting relating to the Funds and their investment transactions; maintaining certain books and records of the Funds; determining daily the net asset values per share of the Funds; and preparing security position, transaction and cash position reports. Star Bank also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. Star Bank is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

For the period ended August 31, 1999, Star Bank received fees of $26,710 and $25,723 from the Equity Fund and the Fixed Income Fund, respectively.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Funds' shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. During the period from commencement of operations through August 31, 1999, FSI received $15,857 and $15,851 for its services to the Equity Fund and the Fixed Income Fund, respectively.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The offering of the Funds' shares is continuous.


INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 50%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Equity Fund, 50,000,000 to the Fixed Income Fund and 150,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES

The Funds reserve the right to reject any purchase order and to suspend the offering of shares of one or both of the Funds. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

SELLING SHARES

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

A one percent redemption fee is deducted from the proceeds of Equity Fund shares redeemed less than one year after purchase. The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the Equity Fund. The Adviser reserves the right to waive the redemption fee for its clients.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.


SMALL ACCOUNTS

Due to the relative higher cost of maintaining small accounts, the Company may deduct $10 per year from your account with a Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account: The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions: A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

Each Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Invest-A-Matic Accounts: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax Adviser for specific advice concerning tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income: The Funds receive income generally in the form of interest and other income on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains: The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions: Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of Foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions: The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company: Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements: To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of fund shares: Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations: Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations: Because the Fixed Income Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fixed Income Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

The Equity Fund did not pay a dividend for the most recent fiscal year end. In the future, if the shareholder is a corporation, a percentage of the dividends paid by the Equity Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Equity Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities: The Funds may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.


YIELD INFORMATION

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                                        6
           YIELD = 2[(     A-B   + 1) -1]
                       CD

      Where:
      A = dividends and interest earned during the period.
      B = expenses accrued forr the period (net of  reimbursements).
      C = the average  daily number of shares outstanding during the period that were entitled to receive dividends.
      D = the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

              n
      P(1+ T) = ERV

      Where:

      P    = a hypothetical  initial payment $1,000
      T    = average annual total return
      N    = number of years (l, 5 or 10)
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

      The average annual total returns for the Funds as of August 31, 1999 are as follows:

           Fund           One Year        Commencement of Operations*
           ----           --------        -----------------------------

       Equity Fund         35.21%        16.68% (10/14/97* to 8/31/99)
       Fixed Income Fund   (1.31%)        2.14% (1/27/98* to 8/31/99)

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com


The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9525

                              THE WORLD FUNDS, INC.

                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                1-800-527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                        SAND HILL PORTFOLIO MANAGER FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Sand Hill Portfolio Manager Fund (the "Fund") dated December 29, 1999. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 Annual Report to Shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.





The date of this SAI is December 29, 1999.

                                TABLE OF CONTENTS

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS. . . . . . . . . . .

      INVESTMENT OBJECTIVES . . . . . . . . . . . . . . . . . . . . . .

      STRATEGIES AND RISKS . . . . . . . . . . . . . . . . . . . . . .

      INVESTMENT PROGRAMS. . . . . . . . . . . . . . . . . . . . . .

           DEPOSITARY RECEIPTS . . . . . . . . . . . . . . . .
           REPURCHASE AGREEMENTS. . . . . . . . . . . .
                            DEBT SECURITIES . . . . . . . . . . . . . . . . .
 . . . . .
           U.S. GOVERNMENT SECURITIES. .. . . . . . . . . .
           ZERO COUPON SECURITIES . . . . . . . . . . . . . . .
                             INTERNATIONAL BONDS. . . . . . . . . . . . . . .
 . .
           MORTGAGE AND ASSET-BACKED SECURITIES. . . . . . .
           CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . . .
           WARRANTS. . . . . . .. . . . . . . . . . . . . . . . . . .
           INVESTMENT COMPANIES. . . . . . . . . . . .
           ILLIQUID SECURITIES. . . . . . . . . . . . . . . . .
           WHEN-ISSUED SECURITIES. . . . . . . . . . . .
           STRATEGIC TRANSACTIONS. . . . . . . . . . .
           PUT AND CALL OPTIONS. . . . . . . . . . . . . . . . . . . . . . . .
      . .
           OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES
                    CURRENCY TRANSACTIONS. . . . . . . .
           USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. . . . . .
           RESTRICTED SECURITIES. . . . . . . . . . . . . . . . . . .
           INDEXED SECURITIES. . . . . . . . . . . . . . . . . . . .
           OTHER SECURITIES. . . . . . . . . . . . . . . . . . . . .

      INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . .

           FUNDAMENTAL POLICIES AND RESTRICTIONS . . . . . . . . .
           NON-FUNDAMENTAL POLICIES AND RESTRICTIONS . . . .

MANAGEMENT OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . .

DIRECORS AND OFFICERS

COMPENSATION OF DIRECTORS

CONTROL PERSONS

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . .

INVESTMENT ADVISER AND ADVISORY AGREEMENT . . .

MANAGEMENT-RELATED SERVICES. . . . . . . . . . . . . . . . . . . . . .

      ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . .
      CUSTODIAN AND ACCOUNTING SERVICES . . .
      TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . .
      DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . .
      INDEPENDENT ACCOUNTANTS. . . . . . . . . . .

PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . .

PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . .

CAPITAL STOCK AND DIVIDENDS. . . . . . . . . . . . . . . .

SELLING SHARES

SMALL ACCOUNTS

SPECIAL SHAREHOLDER SERVICES

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES. . . . .

TAX STATUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

YIELD INFORMATION

DISTRIBUTIONS AND TAXES

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . .

TOTAL RETURN PERFORMANCE

FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . .

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Sand Hill Portfolio Manager Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented, or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize total return (consisting of realized and unrealized appreciation plus income). All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests in three major categories of investment: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Depositary Receipts: The Fund invests on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements: As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, a fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The Investment Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities: The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which Sand Hill Advisors, Inc. (the "Investment Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by suprarnational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities: The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Zero Coupon Securities: The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds: International bonds are defined as bonds issued in countries other than the United States. The Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and the Federal Home Loan Mortgager Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity; mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

Convertible Securities: The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Investment Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants: The Fund may invest up to 5% of its net assets (no more than 2% in securities not listed on a national exchange) in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Investment Companies: The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined.

Investors in the Fund should recognize that by investing in investment companies indirectly through the Fund, they will bear not only their proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, investors should recognize that, as a result of the Fund's policies of investing in other investment companies, they may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying investment companies.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

When-Issued Securities: The Fund may purchase securities on a when-issued or forward delivery basis for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

Strategic Transactions: The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used (1) to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, or (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all of these investment techniques at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may (1) result in losses to the Fund, (2) force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, (3) limit the amount of appreciation the Fund can realize on its investments or (4) cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) less availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Put and Call Options: A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices: The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. This means an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions: The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects, to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Investment Adviser considers that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Investment Adviser believes that the value of yen will decline against the U.S. dollar, the Investment Adviser may enter into a contract to sell Euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.
Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts: Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid high grade securities with its custodian to the extent fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or segregate cash or liquid high grade securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate cash or liquid, high grade securities equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate cash or liquid high grade securities equal to the amount of the fund's obligation.

OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those that provide for cash settlement generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if the Fund held a forward contract instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

In order for the Fund to qualify as a regulated investment company, the Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Restricted Securities: The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Indexed Securities: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity, or coupon rate, is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Other Securities: The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Purchase any security if, as a result of such purchase less than 75% of its assets would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which it has not invested more than 5% of its assets;
(2) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;
(3) Borrow money; except through reverse repurchase agreements, or from banks for temporary or emergency purposes and then only in an amount not in excess of 20% of the value of its net assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its net assets, provided it maintains asset coverage of 300% in connection with borrowings, and does not make other investments while such outstanding borrowings exceed 5% of its total assets;
(4) Invest more than 25% of its total assets in securities of companies in the same industry;
(5) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in connection with the disposition of its portfolio securities;
(6) Make loans, except (i) loans of its portfolio securities and (ii) it may enter into repurchase agreements and purchase debt securities in accordance with its investment objective;
(7) Issue senior securities, (except it may engage in transactions such as those permitted by the SEC release IC-10666);
(8) Purchase or sell real estate, however liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate; and
(9) Purchase or sell commodities or commodity contracts;

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to:

(1) Purchase or sell futures contracts or options thereon; (2) Make short sales of securities; (3) Make loans of portfolio securities; (4) Purchase or sell real estate limited partnership interests; (5) Purchase or retain securities of any open-end investment company;
      purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, it may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, it may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in all investment companies combined;
(6) Borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;
(7) Purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin;
(8) Invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally no more than 5% of its net assets will be invested in such securities);
(9) Purchase put options on write covered call options if, as a result, more than 25% of its total assets would be hedged with options;
(10) Write put options if, as a result, its total obligations upon exercise of written put options would exceed 25% of its total assets;
(11) Purchase call options if, as a result, the current value of options premiums for call options purchased would exceed 5% of its total assets; and
(12) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets; provided that no more than 2% of its net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

*NOTE: Items (9), (10) and (11) above do not apply to options attached to, or purchased as a part of, their underlying securities.

In applying the fundamental and non-fundamental policy concerning concentration:

(1) The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

(1) invest in interests in oil, gas, or other mineral exploration or development programs;
(2) invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations; and
(3) purchase or retain any securities if (i) one or more officers or Directors of the Company or the Fund's Investment Adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Investment Adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address                  Position(s) Held     Principal
                                                    Occupation(s)
and Birthdate                  With Registrant      During the Past 5 Years
---------------------------------------------------------------------------

*John Pasco, III               Chairman, Director   Mr. Pasco is
                               and Treasurer        Treasurer and
1500 Forest Avenue             and Treasurer        Director  of Commonwealth
Richmond, VA 23229                                  Shareholder Services, Inc.,
(4/10/45)                                           the Company's Administrator,
                                                    since 1985;  President and
                                                    Director of First  Dominion
                                                    Capital  Corp.,  the
                                                    Company's    principal
                                                    underwriter.  Director  and
                                                    shareholder   of  Fund
                                                    Services Inc., the Company's
                                                    Transfer and Disbursing
                                                    Agent,   since  1987;
                                                    shareholder of Commonwealth
                                                    Fund Accounting, Inc. which
                                                    provides bookkeeping
                                                    services to Star Bank; and
                                                    Chairman, Director and
                                                    Treasurer of Vontobel
                                                    Funds,  Inc.,  a  registered
                                                    investment company since
                                                    March, 1997.  Mr. Pasco is
                                                    also a certified  public
                                                    accountant.

Samuel Boyd, Jr.               Director             Mr. Boyd is Manager of the
10808 Hob Nail Court                                Customer Services Operations
Potomac, MD 20854                                   and Accounting Division of
(9/18/40)                                           the Potomac Electric Power
                                                    Company since August, 1978;
                                                    and Director of Vontobel
                                                    Funds, Inc., a registered
                                                    investment company since
                                                    March, 1997.  Mr. Boyd is
                                                    also a certified
                                                    public accountant.

William E. Poist               Director             Mr. Poist is a financial and
5272 River Road                                     tax consultant through his
Bethesda, MD 20816                                  firm, Management Consulting
(6/11/36)                                           for Professionals since
                                                    1968;  Director of Vontobel
                                                    Funds, Inc., a  registered
                                                    investment company since
                                                    March, 1997.  Mr. Poist is
                                                    also a certified public
                                                    accountant.

Paul M. Dickinson              Director             Mr.Dickinson is President of
8704 Berwickshire Dr.                               Alfred J. Dickinson, Inc.
Richmond, VA 23229                                  Realtors since April, 1971;
(11/11/47)                                          and Director of Vontobel
                                                    Funds, Inc. a  registered
                                                    investment company
                                                    since March, 1997.

*Jane H. Williams         Vice President of         Ms.Williams is the Executive
3000 Sand Hill Road       the  Company and          Vice President of Sand Hill
Suite 150                 President of the          Advisors, Inc. since 1982.
Menlo Park, CA 94025      Sand Hill Portfolio
(6/28/48)                 Manager Fund

*Leland H. Faust          President of              Mr. Faust is President of
One Montgomery St.        the CSI Equity            CSI Capital Management, Inc.
Suite 2525                Fund and the CSI          since 1978. Mr.Faust is also
San Francisco, CA 94104   Fixed Income Fund         a Partner in the law firm
(8/30/46)                                           Taylor & Faust since
                                                    December, 1975.

*F. Byron Parker, Jr.     Secretary                Mr. Parker is Secretary of
810 Lindsay Court                                  Commonwealth Shareholder
Richmond, VA 23229                                 Services, Inc. and First
(1/26/43)                                          Dominion Capital Corp. since
                                                   1986; Secretary of Vontobel
                                                   Funds,  Inc., a registered
                                                   investment  company  since
                                                   March,  1997;  and  Partner
                                                   in the law firm Mustian &
                                                   Parker.

*Franklin A. Trice, III    Vice President of       Mr. Trice is President of
P.O. Box 8535              the Company and         Virginia Management
Richmond, Va 23226-0535    President of the        Investment Corp.
(12/25/63)                 New Market Fund         since May, 1998; and a
                                                   registered representative of
                                                   First Dominion
                                                   Capital Corp, the Company's
                                                   underwriter since September,
                                                   1998.  Mr. Trice was a broker
                                                   with Scott & Stringfellow
                                                   from March, 1996 to
                                                   May, 1998 and with Craigie,
                                                   Inc. from March, 1992 to
                                                   January, 1996.

*John T. Connor, Jr.     Vice President of         President of Third Millennium
515 Madison Ave.,        the Company and           Investment Advisors, LLC
24th Floor               President of the          since April, 1998; and
New York, NY 10022       Third Millennium          Chairman of ROSGAL, a Russian
(6/16/41)                Russia Fund               financial company and of its
                                                   affiliated ROSGAL Insurance
                                                   since 1993.

Compensation of Directors: The Company does not compensate the Director who is an officer of the Investment Adviser of the Company. The other, or "independent," Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 29, 1999 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:


           Aggregate Compensation                              Total
Name and   From the Fund            Pension or Retirement      Compensation
Position   Fiscal Year Ended        Benefits Accrued as      from the
Held       August 31, 1999(1)       Part of Fund Expenses      Company
--------------------------------------------------------------------------
John Pasco, III,            0                       N/A                0
Director
Samuel Boyd, Jr.,         1,800                     N/A            9,000
Director
William E. Poist,         1,800                     N/A            9,000
Director

Paul M. Dickinson,        1,800                     N/A            9,000
Director


(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended August 31, 1999.

CONTROL PERSONS - PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the Fund as of December 29, 1999, the following persons own of record or beneficially own 5% or more of the Fund's shares and own such amounts indicated:

(1) Kaplan Co., 5300 Stevens Creek #380, San Jose, CA 95129 57,734.60 shares outstanding (or 6.061%); and,
(2) Arthur and Anna Kull 280 West Harvest Run, Idaho Falls, ID 83404 929,631.96 shares outstanding (or 5..647%).

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Sand Hill Advisors, Inc. (the "Investment Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, the "Advisers Act". The Investment Adviser is an independent, privately-held corporation.

Ms. Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund, Vice President of the Company, and Executive Vice President and a Director of the Investment Adviser which was founded in September of 1982 by Ms. Williams. Ms. Williams owns 35.46% of the stock of the Investment Adviser.

Effective June 1, 1998, Gary K. Conway began co-managing the Fund with Ms. Williams. Mr. Conway is President and co-founder of the Investment Adviser. He owns 35.46% of the stock of the Investment Adviser.

The Investment Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from August 19, 1997, and may be renewed annually thereafter. The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Investment Adviser. Under the Advisory Agreement, the Investment Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Investment Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Investment Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

The Fund is obligated to pay the Investment Adviser a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. If the average daily net assets of the Fund exceed $100 million, the Investment Adviser is entitled to a fee of an annual rate of 0.75% on such excess. The Investment Adviser has voluntarily agreed to waive all or a portion of its advisory fee or make payments to the Fund in order to maintain the Fund's total operating expenses at an annual rate not to exceed 1.90%. The Investment Adviser earned fees of $53,649 from the Fund and waived $34,043 of its fees in the year ended December 31, 1996. The Investment Adviser received $80,675 from the Fund for the year ended December 31, 1997 and $80,943 from the Fund for the period ended August 31, 1998. For the year ended August 31, 1999, the Investment Adviser received $126,902 from the Fund.

Pursuant to the terms of the Advisory Agreement, the Investment Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Adviser under the Advisory
Agreement are not exclusive, and the Investment Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION


Pursuant to an Administrative Services Agreement with the Company dated August 19, 1997 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives, respectively, an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. CSS received fees of $17,681 and $22,263 for the years ended December 31, 1996 and 1997, and for the period ended August 31, 1998 CSS received fees of $21,247. For the period ended August 31, 1999, CSS received fees of $42,731.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to a Custodian Agreement with the Company dated August 19, 1997, Star Bank acts as the custodian of the Fund's securities and cash. Portfolio securities purchased for the Fund are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation. Star Bank maintains a separate account in the name of the Fund. Star Bank is responsible for holding and making payments of all cash received for the account of the Fund.

Star Bank may make payments from the Fund for the purchase of securities, payment of interest, taxes, fees and other operating expenses. As the custodian, Star Bank is authorized to endorse and collect checks, drafts or other orders for payment and is responsible for the release or delivery of portfolio securities and monitoring compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states. Star Bank is compensated on the basis of an annual fee based on the market value of assets of the Fund and fees for certain transactions.

Pursuant  to an  Accounting  Service  Agreement  dated  October  14,  1997  (the
"Accounting Agreement"), Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. Star Bank also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. Star Bank is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

Star Bank received fees of $51,123, $16,800 and $19,705 for the years ended December 31, 1996 and 1997, and for the period ended August 31, 1998, respectively. For the period ended August 31, 1999, Star Bank received fees of $19,865.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one-third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Fund's shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. FSI received fees of $24,190, $19,313 and $11,535 for the years ended December 31,1996 and 1997, and for the period ended August 31, 1998, respectively. For the period ended August 31, 1999, FSI received fees of $21,565.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The offering of the Fund's shares is continuous.

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Investment Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Investment Adviser, the Investment Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Investment Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Investment Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Investment Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Investment Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Investment Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Investment Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Investment Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Investment Adviser anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund and 200,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Investment Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.


ELIGIBLE BENEFIT PLANS.

An eligible benefit plan is a arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or (2) such an employer on behalf of employees of a trust or plan for such employees, which provides or purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase b the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. He eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

SELLING SHARES

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.


SMALL ACCOUNTS

Due to the relative higher cost of maintaining small accounts, the Fund may deduct $10 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $25,000. Shareholders will receive 60 days' written notice to increase the account value above $25,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions: A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial Account Application. If you do not elect this telephone service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if the procedures are followed the Fund will not be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Invest-A-Matic Accounts: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Invest-A-Matic Plan as desired by notifying the Transfer Agent.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a five-year period, beginning with the first tax year for which a contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax Adviser for specific advice concerning tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. The account must meet the minimum investment requirements (currently $25,000). A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify dollar amount or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the fund from which you are redeeming and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income: The Fund receives income generally in the form of interest and other income on their investments. This income, less expenses incurred in the operation of the Fund, constitutes net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains: The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions: Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions: The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company: The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements: To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares: Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations: Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations: Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities: The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                                        6
           YIELD = 2[(     A-B   + 1) -1]
                                                       CD

      Where:
      A = dividends and interest earned during the period. B = expenses accrued for the period (net of reimbursements). C = the average daily number of shares outstanding during the period
                that were entitled to receive dividends.
      D    =    the maximum offering price per share on the last day of the period.

A fund's yield, as used in advertising, is computed by dividing the fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

              n
      P(1+ T) = ERV

      Where:

      P = a hypothetical initial payment $1,000, T = average annual total return, N = number of years (l, 5 or 10),
      ERV  =    ending redeemable value of a hypothetical $1,000 payment made at
                     the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

      The average annual total returns for the Fund as of August 31, 1999, are as follows:

           One Year                             23.22%
           Commencement of Operations           13.52%
           (January 1, 1995)

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com


The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9525.

                           THE WORLD FUNDS, INC.
                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                1-800-527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE NEW MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of The New Market Fund (the "Fund") dated December 29, 1999. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, the Fund's public accountants, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 Annual Report to Shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling 1-800-527-9525.





The date of this SAI is December 29, 1999.

                                TABLE OF CONTENTS


PAGE

General Information                                                     3
Investment Objective                                          3
Strategies and Risks                                          3
Investment Programs                                           3
Other Investments                                             6
Investment Restrictions                                            6
Management of the Company                                     8
Principal Securities Holders                                       10
Investment Manager, Adviser and Agreements                              10
Management-Related Services                                        11
Portfolio Transactions                                             13
Portfolio Turnover                                            13
Capital Stock and Dividends                                        14
Distribution                                                  14
Plan of Distribution ("12b-1 Plan")                                     15
Sales at Net Asset Value                                           16
Additional Information about Purchases and Sales
16
Tax Status                                               18
Investment Performance                                             19
Financial Information                                              22

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to The New Market Fund series of shares (the "Fund")of the Company. The Fund is a series of the Company that invests in a non-diversified portfolio of securities and other assets.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve long-term growth of capital by investing in a non-diversified portfolio consisting primarily of equity securities which includes securities convertible into equity securities, such as, warrants, convertible bonds, debentures or convertible preferred stock.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such circumstances, the price of a convertible security may be greater than the underlying value of the common stock.

Warrants: The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures: The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.



Convertible Preferred Stock: The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts: American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs .


U.S. Government Securities: The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis, but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-paying fixed income securities.


Municipal Securities: The Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities: The Fund may invest in "investment grade" corporate debt securities. The Fund will invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which Virginia Management Investment Corporation, the Fund's investment manager (the "Manager"), believes to be of comparable quality. Securities rated as BBB are generally regarded as having adequate capacity to pay interest and repay principal.


Zero Coupon Securities: The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form.

Repurchase Agreements: As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Covered Call Options: The Fund may write (sell) covered call options, including those that trade in the over-the counter ("OTC") market, and will receive a premium that is designed to increase its return on securities or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid to the writer by the purchases, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. OTC call options are sold to securities dealers, financial institutions or other parties (counterparty) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. [The Fund will sell only OTC call options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days]

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to take delivery of the security underlying an OTC call option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. [The Fund will engage in OTC call option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO")] The staff of the SEC currently takes the position that portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC call option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions, which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

o As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

o Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

o Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

o     Buy or sell commodities or commodity contracts.

o Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

o     Make loans.

o Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

o Invest in interests in oil, gas, or other mineral explorations or development programs.

o     Issue senior securities.

o Participate on a joint or a joint and several basis in any securities trading account.

o Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

o     Invest in companies for the purpose of exercising control.

o Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

o     Engage in short sales.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1.       Invest more than 15% of its net assets in illiquid securities.

2. Engage in arbitrage transactions. If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers. The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Manager, the other investment advisors of the Company and the principal underwriter, and officers of the Company, are noted with an asterisk (*).


MANAGEMENT OF THE COMPANY


Name, Address             Position(s) Held               Principal
                                                    Occupation(s)
and Age                   With Registrant           During the Past 5 Years
---------------------------------------------------------------------------

*John Pasco, III         Chairman, Director   Mr. Pasco is Treasurer and
1500 Forest Ave.         and Treasurer        Director of
Richmond, VA 23229                            Commonwealth Shareholder
54                                            Services, Inc., ("CSS") the
                                              Company's Administrator, since
                                              1985; President and
                                              Director of First  Dominion
                                              Capital  Corp., ("FDCC") the
                                              Company's principal underwriter.
                                              Director  and  shareholder  of
                                              Fund Services Inc.,  the Company's
                                              Transfer and Disbursing Agent,
                                              since   1987; shareholder of
                                              Commonwealth Fund Accounting,
                                              Inc. which provides  bookkeeping
                                              services to Star  Bank;   and
                                              Chairman,   Director  and
                                              Treasurer   of  Vontobel   Funds,
                                              Inc.,  a registered  investment
                                              company since March,
                                              1997.  Mr. Pasco is also a
                                              certified  public accountant.

Samuel Boyd, Jr.         Director             Mr. Boyd is Manager of the
10808 Hob Nail Court                          Customer Services Operations and
Potomac, MD 20854                             Accounting Division of the Potomac
59                                            Electric Power Company since
                                              August, 1978; and Director
                                              of Vontobel Funds, Inc., a
                                              registered investment company
                                              since March, 1997.  Mr. Boyd is
                                              also a certified public
                                              accountant.

William E. Poist         Director             Mr. Poist is a financial and tax
5272 River Road                               consultant through his firm,
Bethesda, MD 20816                            Management Consulting for
63                                            Professionals since 1968;
                                              Director of Vontobel Funds, Inc.,
                                              a registered investment company
                                              since March, 1997.  Mr. Poist is
                                              also a certified public
                                              accountant.

Paul M. Dickinson         Director            Mr. Dickinson is President of
8704 Berwickshire Drive                       Alfred J. Dickinson, Inc.Realtors
Richmond, VA 23229                            since April, 1971; and Director of
52                                            Vontobel Funds, Inc. a
                                              registered investment company
                                              since March, 1997.

*Jane H. Williams         Vice President of   Ms. Williams is the Executive
3000 Sand Hill Road       the  Company and    Vice President of  Sand Hill
Suite 150                 President of the    Advisors, Inc. since 1982.
Menlo Park, CA 94025      Sand Hill Portfolio
51                        Manager Fund series

*Leland H. Faust          President of         Mr. Faust is President of CSI
One Montgomery St.        the CSI Equity       Capital Management, Inc. since
Suite 2525                Fund and the CSI     1978.  Mr.Faust is also a Partner
San Francisco, CA 94104   Fixed Income Fund    in the law firm Taylor & Faust
53                                             since September, 1975.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of
810 Lindsay Court                              CSS and FDCC since 1986;
Richmond, VA 23229                             Secretary of Vontobel
(1/26/43)                                      Funds, Inc., a registered
                                               investment  company since March,
                                               1997;  and Partner in the law
                                               firm Mustian & Parker.

*Franklin A. Trice,  III  Vice President of    Mr.Trice is President of Virginia
 P.O. Box 8535            the Company and      Management Investment
Richmond, VA 23226-0535   President of the     Corporation since May, 1998; and
(12/25/63)                New Market Fund      a registered epresentative of
                                               FDCC, the Company's underwriter
                                               since September, 1998. Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March,
                                               1996 to May, 1998 and with
                                               Craigie, Inc.  from March, 1992
                                               to January, 1996.

*John T. Connor, Jr.      Vice President of    President of Third Millennium
515 Madison Ave.,         the Company and      Investment Advisors, LLC since
24th Floor                President of the     April, 1998; and Chairman of
New York, NY 10022        Third Millennium     ROSGAL, a Russian financial
(6/16/41)                 Russia Fund          company and of its affiliated
                                               ROSGAL Insurance since 1993.

Compensation of Directors: The Company does not compensate the Director who is an officer of FDCC. The other, or "independent," Directors receive an annual retainer of $1,000 and a fee of $200 for each of the five series of the Company for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 29, 1999 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:


           Aggregate Compensation                                  Total
Name and   From the Fund, for       Pension or Retirement          Compensation
Position   Fiscal Year Ended         Benefits Accrued as           from the
Held       August 31, 1999(1)       Part of Fund Expenses          Company
----       ------------------       ---------------------          -------

John Pasco, III,             0                 N/A                0
Director
Samuel Boyd, Jr.,         $1,800                    N/A            $9,000
Director

William E. Poist,         $1,800                    N/A            $9,000
Director

Paul M. Dickinson,        $1,800                    N/A            $9,000
Director


(1) This amount represents the aggregate amount of compensation paid to the Directors by the Fund for: a service on the Board of Directors for the Fund's fiscal year ended August 31, 1999.

PRINCIPAL SECURITIES HOLDERS

To the best knowledge of the Fund, as of December 29, 1999, the following persons owned of record or beneficially 5% or more of the shares of the Fund in the amounts indicated for each: Suzanne L. Read, 305 Jefferson Street, Lexington, VA 24450 owned of record 34,353.863 shares (or 10.601%).



INVESTMENT MANAGER, ADVISER AND AGREEMENTS

Investment Manager. Virginia Management Investment Corporation (the "Manager"), 7800 Rockfalls Drive, Richmond, Virginia 23225 is the Fund's
investment manager.    The Manager is registered as an investment adviser
under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager is an independent, privately held corporation. Mr. Franklin A. Trice, III, Vice President of the Company and President of the Fund, is President of the Manager.

The Manager serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from September 21, 1998, and may be renewed annually thereafter. The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Manager. Under the Advisory Agreement, the Manager, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Manager is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Manager also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

The Fund is obligated to pay the Manager a monthly management fee at an annual rate equal to 1% of the average daily net assets of the Fund. In the interest of limiting expenses of the Fund, the Manager has entered into an expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund are limited to 1.99%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. For the period ended August 31, 1999, the Manager did not receive any compensation, waived fees of $19,278 and reimbursed expenses of $19,451.

Pursuant to the terms of the Advisory Agreement, the Manager pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund and brokerage commissions and related costs for the sale of such securities. The services furnished by the Manager under the Advisory Agreement are not exclusive, and the Manager is free to perform similar services for others.


Investment Adviser: The Manager has entered into an Investment Advisory Agreement (the "Sub-Advisory Agreement") with The London Company of Virginia established in 1994 and located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219 (the "Investment Adviser").
Stephen Goddard has been the President and principal shareholder of the Investment Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of the Manager. Mr. Goddard has thirteen years experience in senior portfolio management, security analysis and finance.

The Investment Adviser provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Investment Adviser are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Investment Adviser one-half of the management fee received from the Fund.


MANAGEMENT-RELATED SERVICES


Administration. Pursuant to the Administrative Services Agreement with the Company, dated September 21, 1998 (the "Service Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Manager and Investment Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Fund (for the services of CSS, which include compliance with regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period ended August 31, 1999, CSS received $18,283 from the Fund.

Custodian and Accounting Services. Pursuant to a Custodian Agreement with the Company dated August 21, 1998, Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, acts as the custodian of the Fund's securities and cash. Portfolio securities purchased for the Fund are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation. Star Bank maintains a separate account in the name of the Fund. Star Bank is responsible for holding and making payments of all cash received for the account of the Fund.

Star Bank may make payments from the Fund for the purchase of securities, payment of interest, taxes, fees and other operating expenses. As the custodian, Star Bank is authorized to endorse and collect checks, drafts or other orders for payment and is responsible for the release or delivery of portfolio securities and monitoring compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states. Star Bank is compensated on the basis of an annual fee based on the market value of assets of the Fund and fees for certain transactions.

Pursuant to an Accounting Service Agreement dated August 21, 1998 (the "Accounting Agreement"), Star Bank, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset values per share of the Fund; and preparing security position, transaction and cash position reports. Star Bank also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. Star Bank is responsible for providing expenses accrued and payment reporting services and tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. For the period ended August 31, 1999, Star Bank received fees of $11,349 from the Fund.

Transfer Agent. Pursuant to a Transfer Agent Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI. Therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions, prospectuses and SAIs to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For the period ended August 31, 1999, FSI received $10,948 from the Fund.

Distributor. First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

Independent Accountants. The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepare the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.



PORTFOLIO TRANSACTIONS

It is the  policy of the  Manager  and the  Investment  Adviser  (together  "the
Advisers"), in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisers, the Advisers arrange for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Advisers, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Advisers with investment recommendations, statistical, research or similar services useful to the Advisers' investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisers can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Advisers for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisers may authorize, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of investment recommendations, or statistical, research or similar services. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Manager of Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with other benefits available because of the Manager's and Investment Adviser's organizations outweigh the disadvantages that may exist from this treatment of transactions.



PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisers make purchases and sales for the Fund's portfolio whenever necessary, in the Advisers' opinion, to meet the Fund's objective. The Advisers anticipate that the average annual portfolio turnover rate of the Fund will be less than 50%.



CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund and 200,000,000 shares to other series of the Company. Each share of the Fund has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Fund and of the other series of the Company do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Company voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares of the Company will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

 A shareholder of the Fund will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gains distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

Shares of the Fund are offered for sale on a continuous basis at the net asset value per share plus the applicable sales load.

 First Dominion Capital Corp. (the "Distributor") receives commissions consisting of that portion of the sales load remaining after the discounts which it allows to investment dealers. The distributor retains 0.25% of the offering price on sales through the dealer involving the maximum sales load.

The Fund's public offering price ("POP") per share is equal to the net asset value per share next determined after receipt of a purchase order plus a sales load. The sales load is reduced on purchases involving large amounts and may be eliminated entirely in certain circumstances described below.

                            Sales Load As Percentage Of
                            ---------------------------
Amount of Purchase at                     Net Amount          Dealer Discount
         the POP               POP        Invested         as Percentage of POP
--------------------------------------------------------------------------------
$5,000 but under $100,000      2.75%        2.83%                  2.25%
$100,000 but under $250,000    2.25%        2.30%                  1.75%
$250,000 but under $500,000    1.50%        1.52%                  1.25%
$500,000 but under $1 million  1.00%        1.01%                  0.75%
$1 million or over             0.00%        0.00%                  0.00%

There is a 1% redemption fee on shares that are held less than one year after purchase.

In addition to the sales charge listed above, up to 0.50% of average net assets is paid annually to qualified dealers for providing certain services (including services to retirement plans) pursuant to the Fund's Plan of Distribution.

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Statement of Intention - The reduced sales charges and public offering price set forth above and in the prospectus apply to purchases of $250,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention ("Statement") in the form provided by the Distributor and signed by the purchaser. The Statement is not a binding obligation of the purchaser to purchase the indicated amount. Shares equal to 1.50% (declining to 0% after an aggregate of $1,000,000 has been purchased under the Statement) of the dollar amount specified in the Statement will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference [and any remaining amount of the sales charge not paid by the escrowed shares will remain due and payable to the Distributor].

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan are incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.50% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the period ended August 31, 1999, $9,639 of allowable distribution expenses were waived by the Distributor and the Distributor retained no compensation.




SALES AT NET ASSET VALUE

The front end sales charge is waived for purchases by the following types of investors: any financial institution or Adviser regulated by Federal or state governmental authority when the institution or adviser is purchasing shares for its own account or for an account for which the institution or adviser is authorized to make investment decisions (i.e., a discretionary account); Directors, Officers and employees of the Company, the Manager, the Investment Adviser, the Distributor, including members of the Distributor's, the Investment Adviser's, and the Manager immediate families and their retirement accounts or plans); Directors, Officers and employees of the Fund's service providers; customers, clients or accounts of the Manager, the Investment Adviser, or other investment advisers or financial planners who charge a fee for their services, provided that shares purchased are held in the omnibus account of the broker or agent placing the order; retirement accounts or plans, or deferred compensation plans and trusts funding such plans for which a depository institution, trust company or other fiduciary holds shares purchased through the omnibus account of the broker or agent placing the order; and Eligible Benefit Plans (see "Eligible Benefit Plans" on page [16].

The front end sales charge is also waived for any registered representatives, employees, or principals of securities dealers (including members of their immediate families) having a sales agreement with the Distributor.

The front end sales charge may also be waived for purchases made with the redemption proceeds from other mutual fund companies on which you have previously paid a front end sales charge or contingent deferred sales charge.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES



Purchasing Shares: The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company, the Manager or the Investment Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or (2) such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares. You may redeem shares of the Fund at any time and in any amount. The Company's procedure is to redeem shares at the NAV per share next determined after the Transfer Agent receives the redemption request in proper order. A one percent (1%) redemption fee is deducted from proceeds of Fund shares redeemed less than one year after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. The Adviser reserves the right to waive the redemption fee for their clients.

Small Accounts. Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Special Shareholder Services. As described briefly in the Prospectus, the Fund offers the following shareholder services:

Regular Account: A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions: You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic Account: Any shareholder may utilize this feature which allows shareholders to make automatic monthly investments into their Fund account. Upon your request, FSI will withdraw a fixed amount each month from a shareholder's checking or savings account and apply that amount to the purchase of additional shares of the Fund. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI. In order to open an Invest-A-Matic Account, you must complete a separate application. To obtain an application, or to receive more information, please call the offices of the Company at 1-800-527-9525.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5-year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the series the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000 for all series except the Sand Hill Portfolio Manager Fund which is $25,000). You must complete an Exchange Privilege Authorization Form to make an exchange. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions and Taxes.

Distributions of net investment income. The Fund receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions. Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S.  Government  Obligations.  Many states grant tax-free  status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that
must  be  met  by  the  Fund.   Investments  in  Government  National  Mortgage
Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information. From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


            Yield = 2[(a-b +1)-1]6
                        cd

where:

a = dividends and interest  earned during the period.
b = expenses  accrued for the period  (net of  reimbursements).
c = the  average  daily  number of shares outstanding during the period that were entitled to receive  dividends.
d = the maximum offering price per share on the last day of the period.


The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance. Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

      P(1+T)n= ERV

where:

P  =   a hypothetical initial payment of $1,000

T  =   average annual total return

n  =   number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The average annual total return for the Fund for the period ended August 31, 1999 is as follows: 13.20%

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.



Comparisons and Advertisements

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g)   Mutual Fund Source Book and other material, published by Morningstar, Inc.
      - analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com


The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended August 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800)-527-9525.

                                 THE WORLD FUNDS, INC.

         1500 Forest Avenue, Suite 223 * P.O. Box 8687 * Richmond, VA. 23229
            (804) 285-8211 * (800 527-9525 * Fax (804) 285-8251

January 6, 2000



VIA EDGAR



Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         RE:      The World Funds, Inc.
                  File Number 333-29289
                  Filed Pursuant to Rule 497(c)

Gentlemen:

Transmitted herewith for electronic filing on behalf of The World Funds, Inc. (the Fund), please find enclosed, pursuant to Rule 497(c) under the Securities Act of 1933, as amended, a copy of the Prospectuses and Statements of Additional Information of the Funds dated December 29, 1999 for the Sand Hill Portfolio Manager Fund series, The New Market Fund series and The Third Millennium Russia Fund series and dated January 1, 2000 for the CSI Equity Fund series and the CSI Fixed Income Fund series.

Should you have any questions regarding the filing of such documents, please call the undersigned.

Sincerely,



/s/ John Pasco, III
John Pasco, III